Exhibit 10.2


                                                                 EXECUTION COPY
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                           MBIA INSURANCE CORPORATION,
                                   as Insurer

                             OCWEN FEDERAL BANK FSB,
                                 as Sub-Servicer

                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.,
                              as RBMG and Servicer

                                RBMG FUNDING CO.,
                       as Funding Co. and Residual Holder

                   RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2
                                    as Issuer

                      RBMG ASSET MANAGEMENT COMPANY, INC.,
                                   as Company

                     RESIDENTIAL ASSET FUNDING CORPORATION,
                                  as Depositor

                             FIRST UNION CORPORATION

                                       and

                              THE BANK OF NEW YORK
                              as Indenture Trustee



                               INSURANCE AGREEMENT

                                  $170,000,000
                   RBMG Funding Co. Mortgage Loan Trust 1998-2
                               Asset-Backed Notes
                     Series 1998-2, Class A-1 and Class A-2

                          Dated as of December 1, 1998



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                                TABLE OF CONTENTS

         (This Table of Contents is for convenience of reference only and shall not be deemed to be a part of this Insurance Agreement. All capitalized terms used in this Insurance Agreement and not otherwise defined shall have the meanings set forth in Article I of this Insurance Agreement.)
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
ARTICLE I........................................................................................................1

DEFINITIONS......................................................................................................1

ARTICLE II.......................................................................................................6

REPRESENTATIONS, WARRANTIES AND COVENANTS........................................................................6

Section 2.01.  Representation  and  Warranties of RBMG,  the Servicer,  the Company and Funding
         Co......................................................................................................6

Section 2.02.  Affirmative Covenants of RBMG, the Servicer, the Company and Funding Co..........................10

Section 2.03.  Negative Covenants of RBMG, the Servicer, the Company and Funding Co.............................16

Section 2.04.  Representation and Warranties of the Sub-Servicer................................................17

Section 2.05.  Affirmative Covenants of the Sub-Servicer........................................................20

Section 2.06.  Negative Covenants of the Sub-Servicer...........................................................24

Section 2.07.  Representations, Warranties and Covenants of Indenture Trustee...................................25

Section 2.08   Representations, Warranties and Covenants of the Issuer..........................................27

Section 2.09.  Affirmative Covenants of the Issuer..............................................................29

Section 2.10.  Negative Covenants of the Issuer.................................................................30

Section 2.11.  Representation and Warranties of the Depositor...................................................31

Section 2.12.  Affirmative Covenants of the Depositor...........................................................33

Section 2.13.  Negative Covenants of the Depositor..............................................................34

ARTICLE III.....................................................................................................35

THE POLICY; REIMBURSEMENT.......................................................................................35

Section 3.01.  Issuance of the Policy...........................................................................35

Section 3.02.  Payment of Fees and Bond Insurer Premium.........................................................37

Section 3.03.  Reimbursement and Additional Payment Obligation..................................................38

Section 3.04.  Indemnification by RBMG, the Servicer,  the Company and Funding Co.;  Limitation
         of Liability...........................................................................................40
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
Section 3.05.  Indemnification by Sub-Servicer; Limitation of Liability.........................................42

Section 3.06.  Indemnification by Indenture Trustee; Limitation of Liability....................................43

Section 3.07.  Indemnification by First Union; Limitation of Liability..........................................43

Section 3.08.  Payment Procedure................................................................................45

ARTICLE IV......................................................................................................45

FURTHER AGREEMENTS..............................................................................................45

Section 4.01.  Effective Date; Term of the Insurance Agreement..................................................45

Section 4.02.  Further Assurances and Corrective Instruments....................................................45

Section 4.03.  Obligations Absolute.............................................................................46

Section 4.04.  Assignments; Reinsurance; Third-Party Rights.....................................................47

Section 4.05.  Liability of the Insurer.........................................................................48

Section 4.06.  Parties Will Not Institute Insolvency Proceedings................................................48

Section 4.07.  Parties to Join in Enforcement Action............................................................48

ARTICLE V.......................................................................................................49

DEFAULTS; REMEDIES..............................................................................................49

Section 5.01.  Defaults.........................................................................................49

Section 5.02.  Remedies; No Remedy Exclusive....................................................................50

Section 5.03.  Waivers..........................................................................................51

ARTICLE VI......................................................................................................51

MISCELLANEOUS...................................................................................................51

Section 6.01.  Amendments, Etc..................................................................................51

Section 6.02.  Notices..........................................................................................51

Section 6.03.  Severability.....................................................................................54

Section 6.04.  Governing Law....................................................................................54

Section 6.05.  Consent to Jurisdiction..........................................................................54

Section 6.06.  Consent of the Insurer...........................................................................55

Section 6.07.  Counterparts.....................................................................................55

Section 6.08.  Headings.........................................................................................55

Section 6.09.  Trial by Jury Waived.............................................................................55

Section 6.10.  Limited Liability................................................................................56

Section 6.11.  Entire Agreement.................................................................................56
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Section 6.12  Covenant of the Residual Holder...................................................................56
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                                      iii

                               INSURANCE AGREEMENT


         INSURANCE AGREEMENT (this "Insurance Agreement"), dated as of December 1, 1998 by and among RESOURCE BANCSHARES MORTGAGE GROUP, INC., in its individual capacity (together with its permitted successors and assigns, "RBMG") and as Servicer under the Servicing Agreement described below (together with its permitted successors and assigns, the "Servicer"), OCWEN FEDERAL BANK FSB, in its capacity as Sub-Servicer under the Sub-Servicing Agreement described below (together with its permitted successors and assigns, the "Sub-Servicer"), RBMG FUNDING CO., in its individual capacity ("Funding Co.") and as the Residual Holder (the "Residual Holder"), MBIA INSURANCE CORPORATION (the "Insurer"), RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2, as the Issuer (the "Issuer"), RBMG ASSET MANAGEMENT COMPANY, INC., as the Company (the "Company"), RESIDENTIAL ASSET FUNDING CORPORATION, as the Depositor (the "Depositor"), FIRST UNION CORPORATION ("First Union") THE BANK OF NEW YORK, as Indenture Trustee (together with its permitted successors and assigns, the "Indenture Trustee").

         WHEREAS, the Indenture dated as of December 1, 1998 by and between the Issuer and the Indenture Trustee (the "Indenture") relating to the RBMG Funding Co. Mortgage Loan Trust 1998-2 Asset-Backed Notes, Series 1998-2, Class A-1 and Class A-2 (the "Obligations") provides for, among other things, the issuance of asset-backed notes, representing non-recourse debt obligations of the Issuer which are secured by the trust estate established thereby and the Insurer has issued its financial guaranty insurance policy (the "Policy") that guarantees certain payments due from the Trust Estate on the Obligations;

         WHEREAS, the Insurer shall be paid an insurance premium pursuant to the Indenture, and the details of such premium are set forth herein; and

         WHEREAS, the Servicer, RBMG, Funding Co., the Company, the Sub-Servicer, the Depositor and the Issuer have undertaken certain obligations in consideration for the Insurer's issuance of the Policy;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         The terms defined in this Article I, in the first paragraph of this Insurance Agreement and in the Whereas clauses shall have the meanings provided herein for all purposes of this Insurance Agreement, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Unless the context clearly requires otherwise, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Insurance Agreement" shall mean this Insurance Agreement as a whole and as the same may, from time to time hereafter, be amended, supplemented or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Insurance Agreement as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

         "BOND INSURER PREMIUM" means the Bond Insurer Premium payable in accordance with Section 3.02 hereof.

         "BOND INSURER PREMIUM RATE" shall have the meaning ascribed to such term in Section 3.02 hereof.

         "BUSINESS DAY" means any day other than (i) a Saturday or a Sunday or
(ii) a day on which the Insurer is closed or banking institutions in New York City or Nevada or in the city in which the corporate trust officer of the Indenture Trustee under the Indenture is located are authorized or obligated by law or executive order to close.

         "CODE" means the Internal Revenue Code of 1986, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMITMENT" means the letter of commitment from the Insurer to RBMG dated December 10, 1998.

         "COMPANY SALE AGREEMENT" means the Loan Sale Agreement dated as of December 1, 1998 between Funding Co. and the Company as the same may be amended and supplemented in accordance with the terms thereof.

         "CONTRIBUTION AGREEMENT" means the Loan Contribution Agreement dated as of December 1, 1998, between RBMG and the Company as the same may be amended or supplemented from time to time in accordance with the terms thereof.

         "DATE OF ISSUANCE" means the date on which the Policy is issued as specified therein.

         "DEFAULT" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

         "DEPOSITOR INFORMATION" shall have the meaning assigned to such term in
Section 6 of the Indemnification Agreement.

         "DEPOSITOR SALE AGREEMENT" means the Loan Sale Agreement dated as of December 1, 1998 between the Depositor and the Issuer as the same may be amended and supplemented from time to time in accordance with the terms thereof.

         "EVENT OF DEFAULT" means any event of default specified in Section 5.01 hereof.

         "FINANCIAL STATEMENTS" means, with respect to RBMG, the Servicer, the Company and the Sub-Servicer, the balance sheets and the statements of income, retained earnings and cash flows and the notes thereto which have been provided to the Insurer.

         "FISCAL AGENT" means the Fiscal Agent, if any, designated pursuant to the terms of the Policy.

         "FUNDING CO. SALE AGREEMENT" means the Loan Sale Agreement dated as of December 1, 1998 between Funding Co. and the Depositor as the same may be amended and supplemented from time to time in accordance with the terms thereof.

         "INDEMNIFICATION AGREEMENT" means the Indemnification Agreement dated as of December 1, 1998, between the Insurer, RBMG, the Sub-Servicer, the Depositor, First Union and the Underwriter as the same may be amended or supplemented from time to time in accordance with the terms thereof.

         "INDENTURE TRUSTEE" means The Bank of New York, a New York banking corporation, as Indenture Trustee under the Indenture, and any successor to the Indenture Trustee under the Indenture.

         "INSURED PAYMENT"  means a payment by the Insurer under the Policy.

         "INSURER INFORMATION" means the information set forth in the Offering Document under the caption "THE INSURANCE POLICY AND THE NOTE INSURER" (excluding the information under the sub-caption "--CREDIT ENHANCEMENT DOES NOT APPLY TO PREPAYMENT RISK"), or in the financial statements of the Insurer, including any information in any amendment or supplement to the Offering Document furnished by the Insurer in writing expressly for use therein that amends or supplements such information.

         "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended.

         "LATE PAYMENT RATE" means, for any date of determination, the rate of interest as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 3%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

         "LIABILITIES" shall have the meaning ascribed to such term in Section 3.04(a) hereof.

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         "LOSSES" means (i) any actual out-of-pocket loss paid by the Insurer or its respective parents, subsidiaries and affiliates or any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Securities Act) of any of the foregoing, and (ii) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other
Person).

         "MANAGEMENT AGREEMENT" means the Management Agreement dated as of December 1, 1998 by and among the Issuer, RBMG, as Manager, and the Company, as Back-up Manager, as the same may be amended and supplemented from time to time in accordance with the terms thereof.

         "MATERIAL ADVERSE CHANGE" means, in respect of any Person, a material adverse change in (i) the business, financial condition, results of operations or properties of such Person or (ii) the ability of such Person to perform its obligations under any of the Transaction Documents.

         "MOODY'S" means Moody's Investors Service, Inc., a Delaware corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

         "OBLIGOR" means the original obligor under each Mortgage Loan, including any guarantor of such obligor and their respective successors.

         "OFFERING DOCUMENT" means the Prospectus dated November 10, 1998 and the Prospectus Supplement of the Issuer in respect of the Obligations (and any amendment or supplement thereto) and any other offering document in respect of the Obligations prepared by the Servicer, RBMG, the Company, the Issuer, the Sub-Servicer or the Depositor that makes reference to the Policy.

         "OPINION FACTS AND ASSUMPTIONS" means the facts and assumptions contained in the insolvency opinions dated December 11, 1998 by Graham & James LLP under the heading "Assumptions of Fact" insofar as they relate to RBMG, the Company and Funding Co. and the facts and assumptions contained in the insolvency opinion dated December 11, 1998 by Dewey Ballantine LLP insofar as they relate to the Depositor.

         "OWNER TRUSTEE" means Wilmington Trust Company, as owner trustee under the Trust Agreement, and any successor owner trustee thereunder.

         "OWNERS" means registered holders of Obligations.

         "PERSON" means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, limited liability company, partnership or other organization or entity (whether governmental or private).

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         "PROSPECTUS SUPPLEMENT" means the final Prospectus Supplement dated
December 9, 1998 with respect to the Obligations.

         "RBMG INFORMATION" shall have the meaning assigned to such term in
Section 2.01(k) hereof.

         "REGISTRATION STATEMENT" means the Registration Statement on Form S-3 of the Depositor (No. 333-64775) relating to the Offered Obligations, and any pre- and post-effective amendment thereto, including the Prospectus, the Prospectus Supplement and all exhibits thereto.

         "RESIDUAL HOLDER" shall have the meaning ascribed to the term "Certificateholder" in the Trust Agreement.

         "SECURITIES ACT" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "SERVICER INFORMATION" shall have the meaning set forth in Section 2.04(k) hereof.

         "SERVICING AGREEMENT" means the Servicing Agreement dated as of December 1, 1998 by and among the Servicer, the Issuer and the Indenture Trustee as the same may be amended or supplemented from time to time in accordance with the terms thereof.

         "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

         "SUB-SERVICER INFORMATION" shall have the meaning assigned to such term in Section 2.04(k) hereof.

         "SUB-SERVICING AGREEMENT" means the Sub-Servicing Agreement dated as of December 1, 1998 between the Servicer and the Sub-Servicer as the same may be amended or supplemented from time to time in accordance with the terms thereof.

         "TERM OF THE INSURANCE AGREEMENT" shall be determined as provided in
Section 4.01 hereof.

         "TRANSACTION" means the transactions contemplated by the Transaction Documents, including the transactions described in the Offering Document.

         "TRANSACTION DOCUMENTS" means this Insurance Agreement, the Commitment, the Offering Document, the Obligations, the Indemnification Agreement, the Indenture, the

Management Agreement, the Custodial Agreement, the Servicing Agreement, the Sub-Servicing Agreement, the Contribution Agreement, the Company Sale Agreement, the Funding Co. Sale Agreement, the Depositor Sale Agreement, the Trust Agreement and the Underwriting Agreement.

         "TRUST AGREEMENT" means the Deposit Trust Agreement dated as of December 1, 1998 between the Depositor, the Owner Trustee and the Indenture Trustee, as trust paying agent as the same may be amended and supplemented in accordance with the terms thereof.

         "TRUST ESTATE" means the trust estate created pursuant to the Indenture.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

         "UNDERWRITER" means Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc.

         "UNDERWRITER INFORMATION" shall have the meaning ascribed to such term in Section 3 of the Indemnification Agreement.

         "UNDERWRITING AGREEMENT" means the Underwriting Agreement between the Underwriter and the Depositor with respect to the offer and sale of the Obligations, as the same may be amended from time to time.

                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 2.01. REPRESENTATION AND WARRANTIES OF RBMG, THE SERVICER, THE COMPANY AND FUNDING CO. RBMG, the Servicer, the Company and Funding Co. represent, warrant and covenant as of the Date of Issuance, each as to those matters relating to itself, as follows:

                  (a) DUE ORGANIZATION AND QUALIFICATION. RBMG, the Servicer, the Company and Funding Co. are each a corporation, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Each of RBMG, the Servicer, the Company and Funding Co. is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

                  (b) POWER AND AUTHORITY. Each of RBMG, the Servicer, the Company and Funding Co. has all necessary corporate power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transaction.

                  (c) DUE AUTHORIZATION. The execution, delivery and performance of the Transaction Documents by RBMG, the Servicer, the Company and Funding Co. have been duly authorized by all necessary corporate action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or RBMG's, the Servicer's, the Company's or Funding Co.'s stockholders, which have not previously been obtained or given by RBMG, the Servicer, the Company or Funding Co.

                  (d) NONCONTRAVENTION. Neither the execution and delivery of the Transaction Documents by RBMG, the Servicer, the Company or Funding Co., the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents:

                           (i) conflicts with or results in any breach or
                  violation of any provision of the certificate of incorporation or bylaws of RBMG, the Servicer, the Company or Funding Co. or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to RBMG, the Servicer, the Company or Funding Co. or any of their material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over RBMG, the Servicer, the Company or Funding Co.;

                           (ii) constitutes a default by RBMG, the Servicer, the
                  Company or Funding Co. under or a breach of any material provision of any loan agreement, mortgage, indenture or other agreement or instrument to which RBMG, the Servicer, the Company or Funding Co. is a party or by which any of its or their respective properties, which are individually or in the aggregate material to RBMG, the Servicer, the Company or Funding Co., is or may be bound or affected; or

                           (iii) results in or requires the creation of any lien
                  upon or in respect of any assets of RBMG, the Servicer, the Company or Funding Co., except as contemplated by the Transaction Documents.

                  (e) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting RBMG, the Servicer, the Company, Funding Co. or any of its or their subsidiaries, or any properties or rights of RBMG, the Servicer, the Company, Funding Co. or any of its or their subsidiaries, pending or, to RBMG's, the Servicer's, the Company's or Funding

         Co.'s knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to RBMG, the Servicer, the Company or Depositor.

                  (f) VALID AND BINDING OBLIGATIONS. The Obligations, when executed, authenticated and issued in accordance with the Indenture, and the Transaction Documents (other than the Obligations), when executed and delivered by RBMG, the Servicer, the Company and Funding Co., will constitute the legal, valid and binding obligations of RBMG, the Servicer, Funding Co. and the Issuer, as applicable, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. None of RBMG, the Servicer, the Company or Funding Co. will at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of RBMG, the Servicer, Funding Co., the Company or the Issuer, as applicable.

                  (g) FINANCIAL STATEMENTS. The Financial Statements of RBMG, the Servicer and Funding Co., copies of which have been furnished to the Insurer, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of RBMG, the Servicer and Funding Co. as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no Material Adverse Change in respect of RBMG, the Servicer or Funding Co. Except as disclosed in the Financial Statements, none of RBMG, the Servicer or Funding Co. are subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of RBMG, the Servicer or Funding Co.

                  (h) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed, or proposed to be employed, by RBMG, the Servicer, the Company or Funding Co. in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to any of them that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to RBMG, the Servicer, the Company or Funding Co. None of RBMG, the Servicer, the Company or Funding Co. are in breach of or in default under any applicable law or administrative regulation of its respective jurisdiction of incorporation, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which RBMG, the Servicer, the Company or Funding Co. is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of RBMG, the Servicer, the Company or

         Funding Co., as the case maybe, to perform its respective obligations under the Transaction Documents.

                  (i) TAXES. RBMG, the Servicer, the Company, Funding Co. and RBMG's, the Servicer's, the Company's and Funding Co.'s parent company or companies have filed prior to the date hereof all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by them that are not being contested in good faith, to the extent that such taxes have become due, except for any failures to file or pay that, individually or in the aggregate, would not result in a Material Adverse Change with respect to RBMG, the Servicer, the Company or Depositor.

                  (j) ACCURACY OF INFORMATION. Neither the Transaction Documents, nor other information relating to the Mortgage Loans, the operations of RBMG, the Servicer, the Company or Funding Co. (including servicing or origination of loans) or the financial condition of RBMG, the Servicer, the Company or Funding Co. (collectively, the "Documents"), as amended, supplemented or superseded, furnished to the Insurer by RBMG, the Servicer, the Company or Funding Co. contain any statement of a material fact by RBMG, the Servicer, the Company or Depositor which was untrue or misleading in any material adverse respect when made. None of RBMG, the Servicer, the Company or Funding Co. has any knowledge of circumstances that could reasonably be expected to cause a Material Adverse Change with respect to RBMG, the Servicer, the Company or Funding Co. Since the furnishing of the Documents, there has been no change nor any development or event involving a prospective change known to RBMG, the Servicer, the Company or Funding Co. that would render any of the Documents untrue or misleading in a material respect.

                  (k) COMPLIANCE WITH SECURITIES LAWS. The information in the Offering Document, under the headings "SUMMARY--PARTIES--RBMG or Resource Bancshares Mortgage Group, Inc.," "SUMMARY--MORTGAGE LOAN POOL," "DESCRIPTION OF THE MORTGAGE POOL," "RBMG," "RBMG FUNDING CO." and "SERVICING OF THE MORTGAGE LOANS" (other than information under the sub-heading "--THE SUB-SERVICER") (collectively, the "RBMG Information") is true and correct in all material respects and does not contain any untrue statement of a fact that is material or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (l) TRANSACTION DOCUMENTS. Each of the representations and warranties of RBMG, the Servicer, the Company and Funding Co. contained in the Transaction Documents is true and correct in all material respects, and RBMG, the Servicer, the Company and Funding Co. hereby make each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

                  (m) SOLVENCY. RBMG, the Servicer, the Company and Funding Co. are solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, none of RBMG, the Servicer, the Company or Funding Co. will be left with an unreasonably small amount of capital with which to engage in its business, nor does RBMG, the Servicer, the Company or Funding Co. intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. None of RBMG, the Servicer, the Company or Funding Co. contemplates the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of RBMG, the Servicer, the Company or Funding Co. or any of their assets.

                  (n) PRINCIPAL PLACE OF BUSINESS. The principal place of business of RBMG is located in Columbia, South Carolina, the principal place of business of the Servicer is located in Columbia, South Carolina, the principal place of business of Funding Co. is located in Las Vegas, Nevada and the principal place of business of the Company is located in Las Vegas, Nevada.

                   (o) OPINION FACTS AND ASSUMPTIONS. The Opinion Facts and Assumptions insofar as they relate to RBMG, the Company and Funding Co. are true and correct as of the Date of Issuance.

         Section 2.02. AFFIRMATIVE COVENANTS OF RBMG, THE SERVICER, THE COMPANY AND FUNDING CO. RBMG, the Servicer, the Company and Funding Co. hereby agree that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

                  (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. RBMG, the Servicer, the Company and Funding Co. shall not be in default under the Transaction Documents and shall comply with all material requirements of any law, rule or regulation applicable to it. None of RBMG, the Servicer, the Company or Funding Co. shall agree to any amendment to or modification of the terms of any Transaction Documents unless the Insurer shall have given its prior written consent, which consent will not be unreasonably withheld.

                  (b) CORPORATE EXISTENCE. RBMG, its successors and assigns, the Servicer, its successors and assigns, the Company, its successors and assigns and Funding Co., its successors and assigns, shall maintain their corporate existence and shall at all times continue to be duly organized under the laws of its respective jurisdiction of incorporation and duly qualified and duly authorized (as described in subsections 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate or articles of incorporation and bylaws.

                  (c) FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. RBMG, the Servicer, the Company and Funding Co. shall keep or cause to be kept in reasonable detail books and records of account of their assets and business, including, but not limited to, books and records relating to the Transaction. The Servicer, RBMG and the Company shall furnish or cause to be furnished to the Insurer:

                           (i) ANNUAL FINANCIAL STATEMENTS. As soon as
                  available, and in any event within 120 days after the close of each fiscal year of the Servicer and RBMG (and the Company in the event that the Company prepares financial statements which are not consolidated with RBMG), the audited consolidated balance sheets of the Servicer and RBMG (and the Company in the event that the Company prepares financial statements which are not consolidated with RBMG) and their subsidiaries as of the end of such fiscal year and the related audited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the audit opinion of the Servicer's and RBMG's (and the Company's, in the event that the Company prepares financial statements which are not consolidated with RBMG) independent accountants (which shall be a nationally recognized independent public accounting firm) and by the certificate specified in Section 2.02(e) hereof.

                           (ii) QUARTERLY FINANCIAL STATEMENTS. As soon as
                  available, and in any event within 90 days after each of the first three fiscal quarters of each fiscal year of the Servicer and RBMG (and the Company in the event that the Company prepares financial statements which are not consolidated with RBMG), the unaudited consolidated balance sheets of the Servicer and RBMG (and the Company in the event that the Company prepares financial statements which are not consolidated with RBMG) and their subsidiaries as of the end of such fiscal quarter and the related unaudited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate specified in Section 2.02(e) hereof.

                           (iii) INITIAL AND CONTINUING REPORTS. On or before
                  the Closing Date, the Servicer will deliver or cause to be delivered to the Insurer a copy of the magnetic tape to be delivered to the Indenture Trustee on the Closing Date setting forth as to each Mortgage Loan, the information required under the definition of "Mortgage Loan Schedule" in Section 1.01 of the Indenture. On each Additional Transfer Date the Servicer will deliver or cause to be delivered to the Insurer a copy of the magnetic tape to be delivered to the Indenture Trustee on such date pursuant to Section 2.14 of the Indenture. After the Closing Date, the Servicer shall deliver, or shall cause the Sub-Servicer to deliver, to the Insurer not later than 12:00 noon, New York City time, on the Business Day following each Determination Date the report required by Section 3.01 of the Servicing Agreement.

                           (iv) COMPUTER DISKETTE. Beginning in March 1999, the
                  Servicer shall deliver, or cause the Sub-Servicer to deliver, to the Insurer on a quarterly basis, a computer diskette containing a quarterly summary of the information provided to the Insurer pursuant to clause (iii) of this subsection 2.02(c) and also containing information similar to the information provided in the Mortgage Loan Schedule delivered to the Indenture Trustee pursuant to the Indenture and described in Schedule I of the Indenture.

                           (v) CERTAIN INFORMATION. Upon the reasonable request
                  of the Insurer, RBMG, the Servicer, the Company and Funding Co. shall promptly provide copies of any requested proxy statements, financial statements, reports and registration statements which RBMG, the Servicer, the Company or Funding Co. files with, or delivers to, the Commission or any national securities exchange.

                           (vi) OTHER INFORMATION. Promptly upon receipt
                  thereof, copies of all schedules, financial statements or other similar reports delivered to or by RBMG, the Servicer, the Company or Funding Co. pursuant to the terms of the Indenture or the Servicing Agreement and, promptly upon request, such other data as the Insurer may reasonably request.

                  All financial statements specified in clause (i) of this subsection 2.02(c) shall be furnished in consolidated form for RBMG and its subsidiaries in the event RBMG shall consolidate its financial statements with its subsidiaries, and for the Servicer and its subsidiaries in the event the Servicer shall consolidate its financial statements with its subsidiaries unless the Servicer's financial statements are consolidated with those of RBMG.

                  The Insurer agrees that it and its agents, accountants and attorneys shall keep confidential all financial statements, reports and other information delivered by RBMG, the Servicer, the Company or Funding Co. pursuant to this subsection 2.02(c) to the extent provided in subsection 2.02(f) hereof.

                  (d)      [RESERVED]

                  (e) COMPLIANCE CERTIFICATE. The Servicer, RBMG and the Company shall deliver to the Insurer, concurrently with the delivery of the financial statements required pursuant to subsection 2.02(c)(i) and
         (ii) hereof, one or more certificates signed by an officer of the Servicer, an officer of RBMG and an officer of the Company authorized to execute such certificates on behalf of the Servicer, RBMG and the Company stating that:

                           (i) in the event that the Sub-Servicing Agreement has
                  been terminated, a review of the Servicer's performance under the Transaction Documents during such period has been made under such officer's supervision;

                           (ii) to the best of such individual's knowledge
                  following reasonable inquiry, no Default or Event of Default has occurred, or if a Default or Event of Default has occurred, specifying the nature thereof and the steps, if any, being taken to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates;

                           (iii) the attached financial statements submitted in
                  accordance with subsection 2.02(c)(i) or (ii) hereof, as the case may be, are complete and correct in all material respects and present fairly the financial condition and results of operations of the Servicer, RBMG and the Company as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied; and

                           (iv) in the event that the Sub-Servicing Agreement
                  has been terminated, the Servicer has in full force and effect a blanket fidelity bond (or direct surety bond) and an errors and omissions insurance policy in accordance with the terms and requirements of Section 2.13 of the Servicing Agreement.

                  (f) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. On an annual basis, or upon the occurrence of a Material Adverse Change, the Servicer, RBMG and the Company shall, upon the reasonable request of the Insurer, permit the Insurer or its authorized agents:

                           (i) to inspect the books and records of the Servicer,
                  RBMG and the Company as they may relate to the Obligations, the obligations of the Servicer, RBMG and the Company under the Transaction Documents, and the Transaction;

                           (ii) to discuss the affairs, finances and accounts of
                  the Servicer, RBMG or of the Company with the chief operating officer and the chief financial officer of the Servicer, RBMG or of the Company; and

                           (iii) with the Servicer's, RBMG's or the Company's
                  consent, as applicable, which consent shall not be unreasonably withheld, to discuss the affairs, finances and accounts of the Servicer, RBMG or of the Company with the Servicer's, RBMG's or the Company's independent accountants, provided that an officer of the Servicer, RBMG or the Company shall have the right to be present during such discussions.

                  Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of RBMG or the Servicer. The books and records of RBMG and the Servicer shall be maintained at the address of RBMG or the Servicer, as applicable, designated herein for receipt of notices, unless RBMG or the Servicer shall otherwise advise the parties hereto in writing.

                  The Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Transaction Documents, provided that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.

                  (g) NOTICE OF MATERIAL EVENTS. RBMG, the Servicer, the Company and Funding Co. shall be obligated (which obligation shall be satisfied as to each if performed by RBMG, the Servicer, the Company or Funding Co.) promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it:

                           (i) the submission of any claim or the initiation or
                  threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against RBMG, the Servicer, the Company or Funding Co. that (A) could be required to be disclosed to the Commission or to RBMG's, the Servicer's, the Company's or Funding Co.'s shareholders or (B) could result in a Material Adverse Change with respect to RBMG, the Servicer, the Company or Funding Co., or the promulgation of any proceeding or any proposed or final rule which would result in a Material Adverse Change with respect to RBMG, the Servicer, the Company or Funding Co.;

                           (ii) the submission of any claim or the initiation or
                  threat of any legal process, litigation or administrative or judicial investigation in any federal, state or local court or before any arbitration board, or any such proceeding threatened by any government agency, which, if adversely determined, would have a material adverse effect on the Issuer, the Owners or the Insurer;

                           (iii) any change in the location of RBMG's, the
                  Servicer's, the Company's or Funding Co.'s principal offices or any change in the location of RBMG's, the Company's or Funding Co.'s books and records;

                           (iv) the occurrence of any Default or Event of
                  Default or of any Material Adverse Change;

                           (v) the commencement of any proceedings by or against
                  RBMG, the Servicer, the Company or Funding Co. under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for RBMG, the Servicer, the Company or Funding Co. or any of its or their assets; or

                           (vi) the receipt of notice that (A) RBMG, the
                  Servicer, the Company or Funding Co. is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of RBMG's, the Servicer's, the Company's or Funding Co.'s business is to be, or may be suspended or revoked, or (C) RBMG, the Servicer, the Company or Funding Co. is to cease and desist any practice, procedure or policy employed by RBMG, the Servicer, the Company or Funding Co. in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to RBMG, the Servicer, the Company or Funding Co.

                  (h) FINANCING STATEMENTS AND FURTHER ASSURANCES. RBMG will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Indenture Trustee in the Trust Estate. RBMG, the Servicer, the Company and Funding Co. shall, upon the request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within ten days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents. In addition, each of RBMG, the Servicer, the Company and Funding Co. agree to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof and to provide all information reasonably requested by S&P or Moody's.

                  (i) MAINTENANCE OF LICENSES. RBMG, the Servicer, the Company and Funding Co., respectively, or any successors thereof shall maintain or cause to be maintained all licenses, permits, charters and registrations which are material to the conduct of its business.

                  (j) REDEMPTION OF OBLIGATIONS. RBMG, the Servicer, the Company and Funding Co. shall instruct the Indenture Trustee, upon redemption or payment of all of the Obligations pursuant to the Indenture or otherwise, to furnish to the Insurer a notice of such redemption and, upon a redemption or payment of all of the Obligations, to surrender the Policy to the Insurer for cancellation.

                  (k) DISCLOSURE DOCUMENT. Each Offering Document delivered with respect to the Obligations shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

                  (l) SERVICING OF MORTGAGE LOANS; ADMINISTRATION. The Servicer, the Company and RBMG shall perform such actions with respect to the Mortgage Loans and note administration as are required by or provided in the Indenture, the Contribution

         Agreement or the Management Agreement. The Servicer and RBMG will provide the Insurer with written notice of any change or amendment to any Transaction Document as currently in effect.

                  (m) MAINTENANCE OF TRUST. On or before each December 1 beginning in 1999, so long as any of the Obligations are outstanding, RBMG shall furnish to the Insurer and the Indenture Trustee an officers' certificate either stating that such action has been taken with respect to the recording, filing, rerecording and refiling of any financing statements and continuation statements as is necessary to maintain the interest of the Indenture Trustee created by the Indenture with respect to the Trust Estate and reciting the details of such action or stating that no such action is necessary to maintain such interests. Such officers' certificate shall also describe the recording, filing, rerecording and refiling of any financing statements and continuation statements that will be required to maintain the interest of the Indenture Trustee in the Trust Estate until the date such next officers' certificate is due.

                  (n) CLOSING DOCUMENTS. RBMG and Funding Co. shall provide or cause to be provided to the Insurer a bound volume or volumes of the Transaction Documents and an executed original copy of each document executed in connection with the Transaction within 60 days after the date of closing. Upon the request of the Insurer, RBMG and Funding Co. shall use reasonable efforts to provide or cause to be provided to the Insurer a copy of each of the Transaction Documents on computer diskette in a format acceptable to the Insurer.

                  (o) PREFERENCE PAYMENTS. With respect to any Preference Amount (as defined in the Policy), the Servicer shall provide to the Insurer upon the request of the Insurer:

                           (i) a certified copy of the final nonappealable order
                  of a court having competent jurisdiction ordering the recovery by a trustee in bankruptcy as voidable preference amounts included in previous distributions under Section 8.02(c) or
                  Section 5.07 of the Indenture to any Owner pursuant to the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq., as amended (the "Bankruptcy Code");

                           (ii) an opinion of counsel reasonably satisfactory to
                  the Insurer, and upon which the Insurer shall be entitled to rely, stating that such order is final and is not subject to appeal; and

                           (iii) an assignment in such form as reasonably
                  required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Servicer, the Sub-Servicer, the Indenture Trustee and any Owner relating to or arising under the Mortgage Loan against the debtor which made such preference payment or otherwise with respect to such preference amount; and

                           (iv) appropriate instruments to effect (when executed
                  by the affected party) the appointment of the Insurer as agent for the Indenture Trustee and any owner in any legal proceeding relating to such preference payment being in a form satisfactory to the Insurer.

                  (p) YEAR 2000 PROGRAM. In the event that the Sub-Servicing Agreement has been terminated, the Servicer has taken, or will by January 1, 1999 have taken, all steps necessary and appropriate to prevent any problems in its computer and information systems arising from or in connection with the information processing challenges associated with the Year 2000, and will provide to the Insurer such information and reports as the Insurer may reasonably request from time to time with respect to such steps as have or will be taken with respect thereto.



         Section 2.03. NEGATIVE COVENANTS OF RBMG, THE SERVICER, THE COMPANY AND FUNDING CO. RBMG, the Servicer, the Company and Funding Co. hereby agree that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

                  (a) IMPAIRMENT OF RIGHTS. None of RBMG, the Servicer, the Company or Funding Co. shall take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in clause (ii) of the definition of Material Adverse Change with respect to RBMG, the Servicer, the Company or Funding Co., or may interfere with the enforcement of any rights of the Insurer under or with respect to the Transaction Documents. RBMG, the Servicer, the Company or Funding Co. shall give the Insurer written notice of any such action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. RBMG, the Servicer, the Company and Funding Co. shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with this subsection (a).

                  (b) ADVERSE SELECTION PROCEDURE. RBMG, the Servicer, the Company and Funding Co. have not and shall not use any adverse selection procedure in selecting Mortgage Loans to be transferred to the Indenture Trustee from the outstanding mortgage loans that qualify under the Indenture for inclusion in the Trust.

                  (c) WAIVER, AMENDMENTS, ETC. None of RBMG, the Servicer, the Company or Funding Co. shall waive, modify or amend, or consent to any waiver, modification or amendment of, any of the terms, provisions or conditions of any of the Transaction Documents without the prior written consent of the Insurer.

                  (d) MORTGAGE LOAN AGREEMENTS; CHARGE-OFF POLICY. Except as otherwise permitted in the Indenture and the Servicing Agreement, RBMG, the Servicer, the Company and Funding Co. shall not alter or amend any Mortgage Loan, their respective collection policies or their respective charge-off policies in a manner that materially adversely affects the Insurer unless the Insurer shall have previously given its consent, which consent shall not be withheld unreasonably.

         Section 2.04. REPRESENTATION AND WARRANTIES OF THE SUB-SERVICER. The Sub-Servicer represents, warrants and covenants as of the Date of Issuance as follows:

                  (a) DUE ORGANIZATION AND QUALIFICATION. The Sub-Servicer is duly organized, validly existing and in good standing as a federal savings bank under the laws of the United States. The Sub-Servicer is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

                  (b) POWER AND AUTHORITY. The Sub-Servicer has all necessary corporate power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transaction.

                  (c) DUE AUTHORIZATION. The execution, delivery and performance of the Transaction Documents by the Sub-Servicer have been duly authorized by all necessary corporate action and does not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Sub-Servicer's stockholders, which have not previously been obtained or given by the Sub-Servicer.

                  (d) NONCONTRAVENTION. Neither the execution and delivery of the Transaction Documents by the Sub-Servicer, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents:

                           (i) conflicts with or results in any breach or
                  violation of any provision of the charter or bylaws of the Sub-Servicer or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Sub-Servicer or any of its material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Sub-Servicer;

                           (ii) constitutes a default by the Sub-Servicer under
                  or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Sub-Servicer is a party or by which any of its properties, which are individually or in the aggregate material to the Sub-Servicer, is or may be bound or affected; or

                           (iii) results in or requires the creation of any lien
                  upon or in respect of any assets of the Sub-Servicer, except as contemplated by the Transaction Documents.

                  (e) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Sub-Servicer or any of its subsidiaries, or any properties or rights of the Sub-Servicer or any of its subsidiaries, pending or, to the Sub-Servicer's knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Sub-Servicer.

                  (f) VALID AND BINDING OBLIGATIONS. The Transaction Documents (other than the Obligations), when executed and delivered by the Sub-Servicer, will constitute the legal, valid and binding obligations of the Sub-Servicer, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. The Sub-Servicer will not at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of the Sub-Servicer.

                  (g) FINANCIAL STATEMENTS. The Financial Statements of the Sub-Servicer, copies of which have been furnished to the Insurer, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of the Sub-Servicer as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no Material Adverse Change in respect of the Sub-Servicer. Except as disclosed in the Financial Statements, the Sub-Servicer is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Sub-Servicer.

                  (h) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed, or proposed to be employed, by the Sub-Servicer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to it that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Sub-Servicer. The Sub-Servicer is not in breach of or in default under any applicable law or administrative regulation of any department, division, agency or instrumentality of the United States or of any state, or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Sub-Servicer is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Sub-Servicer to perform its respective obligations under the Transaction Documents.

                  (i) TAXES. The Sub-Servicer and the Sub-Servicer's parent company or companies have filed prior to the date hereof all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by them that are not being contested in good faith, to the extent that such taxes have become due, except for any failures to file or pay that, individually or in the aggregate, would not result in a Material Adverse Change with respect to the Sub-Servicer.

                  (j) ACCURACY OF INFORMATION. Neither the Transaction Documents, nor other information relating to the Mortgage Loans, the operations of the Sub-Servicer (including servicing or origination of loans) or the financial condition of the Sub-Servicer (collectively, the "Documents"), as amended, supplemented or superseded, furnished to the Insurer by the Sub-Servicer contain any statement of a material fact by the Sub-Servicer which was untrue or misleading in any material adverse respect when made. The Sub-Servicer has no knowledge of circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Sub-Servicer. Since the furnishing of the Documents, there has been no change nor any development or event involving a prospective change known to the Sub-Servicer that would render any of the Documents untrue or misleading in a material respect.

                  .(k) COMPLIANCE WITH SECURITIES LAWS. The information in the Offering Document set forth under the heading "SERVICING OF THE MORTGAGE LOANS--THE SUB-SERVICER" (the "Sub-Servicer Information") does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (l) TRANSACTION DOCUMENTS. Each of the representations and warranties of the Sub-Servicer contained in the Transaction Documents is true and correct in all material respects, and the Sub-Servicer hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

                  (m) SOLVENCY. The Sub-Servicer is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, the Sub-Servicer will not be left with an unreasonably small amount of capital with which to engage in its business, nor does the Sub-Servicer intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. The Sub-Servicer does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Sub-Servicer or any of its assets.

                  (n) PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Sub-Servicer is located in West Palm Beach, Florida.


         Section 2.05. AFFIRMATIVE COVENANTS OF THE SUB-SERVICER. The Sub-Servicer hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

                  (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Sub-Servicer shall not be in default under the Transaction Documents and shall comply with all material requirements of any law, rule or regulation applicable to it. The Sub-Servicer shall not agree to any amendment to or modification of the terms of any Transaction Documents unless the Insurer shall have given its prior written consent.

                  (b) MAINTENANCE OF EXISTENCE. The Sub-Servicer and its successors and assigns shall maintain its existence and shall at all times continue to be duly organized under the laws of the United States and duly qualified and duly authorized (as described in subsections 2.04(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its charter or bylaws.

                  (c) FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. The Sub-Servicer shall keep or cause to be kept in reasonable detail books and records of account of their assets and business, including, but not limited to, books and records relating to the Transaction. The Sub-Servicer shall furnish to the Insurer, within 30 days of receipt of written request of the Insurer:

                           (i) ANNUAL FINANCIAL STATEMENTS. The audited
                  consolidated balance sheets of the Sub-Servicer and its subsidiaries as of the end of a fiscal year and the related audited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the audit opinion of the Sub-Servicer's independent accountants (which shall be a nationally recognized independent public accounting firm) and by a certificate signed by an officer of the Sub-Servicer authorized to execute such certificate on behalf of the Sub-Servicer stating that the attached financial statements are complete and correct in all material respects and present fairly the financial condition and results of operations of the Sub-Servicer as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied..

                           (ii) QUARTERLY FINANCIAL STATEMENTS. The unaudited
                  consolidated balance sheets of the Sub-Servicer and its subsidiaries as of the end of a fiscal quarter and the related unaudited consolidated statements of income, changes in shareholders' equity and cash flows for such fiscal quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by a certificate signed by an officer of the Sub-Servicer authorized to execute such certificate on behalf of the Sub-Servicer stating that the attached financial statements are complete and correct in all material respects and present fairly the financial condition and results of operations of the Sub-Servicer as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied.

                           (iii) INITIAL AND CONTINUING REPORTS. The
                  Sub-Servicer shall deliver to the Insurer not later than 12:00 noon, New York City time, on the Business Day following each Determination Date the report required by Section 3.01 of the Servicing Agreement.

                           (iv) COMPUTER DISKETTE. Beginning in March 1999, the
                  Sub-Servicer will deliver to the Insurer on a quarterly basis, a computer diskette containing a quarterly summary of the information provided to the Insurer pursuant to clause (iii) of this subsection 2.05(c) and also containing information similar to the information provided in the Mortgage Loan Schedule delivered to the Indenture Trustee pursuant to the Indenture and described in Schedule I of the Indenture.

                           (v) CERTAIN INFORMATION. Upon the reasonable request
                  of the Insurer, the Sub-Servicer shall promptly provide copies of any requested proxy statements, financial statements, reports and registration statements which the Sub-Servicer files with, or delivers to, the Commission or any national securities exchange.

                           (vi) OTHER INFORMATION. Promptly upon receipt
                  thereof, copies of all schedules, financial statements or other similar reports delivered to or by the Sub-Servicer pursuant to the terms of the Sub-Servicing Agreement and, promptly upon request, such other data as the Insurer may reasonably request.

                  All financial statements specified in clause (i) of this subsection 2.05(c) shall be furnished in consolidated form for the Sub-Servicer and all its subsidiaries in the event the Sub-Servicer shall consolidate its financial statements with its subsidiaries.

                  The Insurer agrees that it and its agents, accountants and attorneys shall keep confidential all financial statements, reports and other information delivered by the Sub-Servicer pursuant to this subsection 2.05(c) to the extent provided in subsection 2.05(e) hereof.

                  (d) COMPLIANCE CERTIFICATE. The Sub-Servicer shall deliver to the Insurer the officer's certificate of compliance pursuant to the terms of Section 3.9 of the

         Sub-Servicing Agreement and Section 2.19 of the Servicing Agreement; provided, however, in the event that S&P changes or withdraws the Sub-Servicer's designation as a special servicer for residential mortgages, the Sub-Servicer shall deliver to the Insurer such officer's certificates within 30 days after the end of each calendar quarter.

                  (e) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. On an annual basis, or upon the occurrence of a Material Adverse Change, the Sub-Servicer shall, upon the reasonable request of the Insurer, permit the Insurer or its authorized agents:

                           (i) to inspect the books and records of the
                  Sub-Servicer as they may relate to the Obligations, the obligations of the Sub-Servicer under the Transaction Documents, and the Transaction;

                           (ii) to discuss the affairs, finances and accounts of
                  the Sub-Servicer with the chief operating officer and the chief financial officer of the Sub-Servicer; and

                           (iii) with the Sub-Servicer's consent, which consent
                  shall not be unreasonably withheld, to discuss the affairs, finances and accounts of the Sub-Servicer with the Sub-Servicer's independent accountants, provided that an officer of the Sub-Servicer shall have the right to be present during such discussions.

                  Such inspections and discussions shall be conducted upon reasonable notice and during normal business hours and shall not unreasonably disrupt the business of the Sub-Servicer. The books and records of the Sub-Servicer shall be maintained at the address of the Sub-Servicer designated herein for receipt of notices, unless the Sub-Servicer shall otherwise advise the parties hereto in writing.

                  The Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Transaction Documents, provided that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.

                  (f) NOTICE OF MATERIAL EVENTS. The Sub-Servicer shall be obligated promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it:

                           (i) the submission of any claim or the initiation or
                  threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Sub-Servicer that
                  (A) is required to be disclosed to the Commission or to the Sub-Servicer's shareholders or (B) is likely to result in a Material Adverse Change with respect to the Sub-Servicer, or the promulgation of any proceeding or any proposed or final rule which would result in a Material Adverse Change with respect to the Sub-Servicer;

                           (ii) the submission of any claim or the initiation or
                  threat of any legal process, litigation or administrative or judicial investigation in any federal, state or local court or before any arbitration board, or any such proceeding threatened by any government agency, which, if adversely determined, would have a material adverse effect on the Issuer, the Owners or the Insurer;

                           (iii) any change in the location of the
                  Sub-Servicer's principal offices or any change in the location of the Sub-Servicer's books and records;

                           (iv) the occurrence of any Default or Event of
                  Default or of any Material Adverse Change;

                           (v) the commencement of any proceedings by or against
                  the Sub-Servicer under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Sub-Servicer or any of its assets; or

                           (vi) the receipt of notice that (A) the Sub-Servicer
                  is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Sub-Servicer's business is to be, or may be, suspended or revoked, or (C) the Sub-Servicer is to cease and desist any practice, procedure or policy employed by the Sub-Servicer in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to the Sub-Servicer.

                  (h)      [RESERVED]

                  (i) MAINTENANCE OF LICENSES. The Sub-Servicer or any successors thereof shall maintain or cause to be maintained all licenses, permits, charters and registrations which are material to the conduct of its business.

                  (j)      [RESERVED]

                  (k) SERVICING OF MORTGAGE LOANS. The Sub-Servicer shall perform such actions with respect to the Mortgage Loans as are required by or provided in the Sub-Servicing Agreement. The Sub-Servicer will provide the Insurer with written notice of any change or amendment to any Transaction Document to which it is a party as currently in effect.

                  (l)      [RESERVED]

                  (m)      [RESERVED]

                  (n) YEAR 2000 PROGRAM. On the basis of a comprehensive review and assessment of the Sub-Servicer's systems and equipment and inquiry made of Sub-Servicer's material suppliers, vendors and customers, the Sub-Servicer reasonaby believes that the "Year 2000 Problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly, including performance of date-sensitive functions with respect to certain dates prior to and after December 31, 1999), including costs of remediation, could not reasonably be expected to result in an Event of Default. The Sub-Servicer has developed feasible contingency plans adequately to ensure uninterrupted and unimpaired business operation in the event of failure of its own or a third party's systems or equipment due to the Year 2000 problem, including those of vendors, customers and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure. Except for any reprogramming referred to above, the computer systems of the Sub-Servicer are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient for the conduct of their business as currently conducted. The Sub-Servicer will provide to the Insurer such information and reports as the Insurer may reasonably request from time to time with respect to such steps as have or will be taken with respect thereto.

         Section 2.06. NEGATIVE COVENANTS OF THE SUB-SERVICER. The Sub-Servicer hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

                  (a) IMPAIRMENT OF RIGHTS. The Sub-Servicer shall not take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in clause
         (ii) of the definition of Material Adverse Change with respect to the Sub-Servicer or may interfere with the enforcement of any rights of the Insurer under or with respect to the Transaction Documents. The Sub-Servicer shall give the Insurer written notice of any such action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Sub-Servicer shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with this subsection (a).

                  (b) WAIVER, AMENDMENTS, ETC. The Sub-Servicer shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the terms, provisions or conditions of any of the Transaction Documents without the prior written consent of the Insurer.

                  (d) MORTGAGE LOAN AGREEMENTS; CHARGE-OFF POLICY. Except as otherwise permitted in the Sub-Servicing Agreement, the Sub-Servicer shall not alter or amend any Mortgage Loan, its collection policies or its charge-off policies in a manner that materially adversely affects the Insurer unless the Insurer shall have previously given its consent, which consent shall not be withheld unreasonably.

         Section 2.07. REPRESENTATIONS, WARRANTIES AND COVENANTS OF INDENTURE TRUSTEE. The Indenture Trustee represents and warrants to, as of the Date of Issuance, and covenants with the other parties hereto as follows:

                  (a) DUE ORGANIZATION AND QUALIFICATION. The Indenture Trustee is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Indenture Trustee is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

                  (b) DUE AUTHORIZATION. The execution, delivery and performance of the Transaction Documents by the Indenture Trustee have been duly authorized by all necessary corporate action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Indenture Trustee's stockholders, which have not previously been obtained or given by the Indenture Trustee.

                  (c) VALID AND BINDING OBLIGATIONS. The Indenture, the Servicing Agreement, the Custodial Agreement, the Trust Agreement and this Insurance Agreement, when executed and delivered by the Indenture Trustee, will constitute the legal, valid and binding obligations of the Indenture Trustee, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Indenture Trustee will not at any time in the future deny that the Transaction Documents to which it is a party constitute the legal, valid and binding obligations of the Indenture Trustee.

         Section 2.08 REPRESENTATIONS AND WARRANTIES OF THE ISSUER. As of the date hereof or such other date specified below, the Issuer represents, warrants and covenants as follows:

                  (a) DUE ORGANIZATION AND QUALIFICATION. The Issuer is a Delaware business trust, duly organized, validly existing and in good standing under the laws of its jurisdiction. The Issuer is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together,

         "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document to which it is a party unenforceable in any respect or would have a material adverse effect upon the Transaction.

                  (b) POWER AND AUTHORITY. The Issuer has all necessary power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

                  (c) DUE AUTHORIZATION. The execution, delivery and performance of the Transaction Documents to which it is a party by the Issuer has been duly authorized by all necessary action and does not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity, which have not previously been obtained or given by the Issuer.

                  (d) NONCONTRAVENTION. Neither the execution and delivery of the Transaction Documents to which it is a party by the Issuer, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents to which it is a party:

                           (i) conflicts with or results in any breach or
                  violation of any provision of the Trust Agreement or its Certificate of Trust or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Issuer or any of its material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Issuer;

                           (ii) constitutes a default by the Issuer under or a
                  breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Issuer is a party or by which any of its properties, which are individually or in the aggregate material to the Issuer, is or may be bound or affected; or

                           (iii) results in or requires the creation of any lien
                  upon or in respect of any assets of the Issuer except as contemplated by the Transaction Documents.

                  (e) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Issuer or any properties or rights of the Issuer pending or, to the Issuer's knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Issuer.

                  (f) VALID AND BINDING OBLIGATIONS. The Obligations, when executed, authenticated and issued in accordance with the Indenture and the Trust Agreement, and the Transaction Documents (other than the Obligations), when executed and delivered by the Issuer, will constitute the legal, valid and binding obligations of the Issuer enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. The Issuer will not at any time in the future deny that the Transaction Documents or the Obligations constitute the legal, valid and binding obligations of the Issuer.

                  (g) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed, or proposed to be employed, by the Issuer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to any of them that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Issuer.

                  (h) TAXES. The Issuer has filed prior to the date hereof all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by it that are not being contested in good faith, to the extent that such taxes have become due, except for any failures to file or pay that, individually or in the aggregate, would not result in a Material Adverse Change with respect to the Issuer.

                  (i) TRANSACTION DOCUMENTS. Each of the representations and warranties of the Issuer contained in the Transaction Documents is true and correct in all material respects, and the Issuer hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein; provided that the remedy for any breach of this paragraph shall be limited to the remedies specified in the related Transaction Document.

                  (j) SOLVENCY. The Issuer is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, the Issuer will not be left with an unreasonably small amount of capital with which to engage in its business, nor does the Issuer intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. The Issuer does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Issuer or any of its assets.

                  (k) PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Issuer is located in Wilmington, Delaware, and the principal place of business of the Owner Trustee is located in Wilmington, Delaware.

                  Section 2.09. AFFIRMATIVE COVENANTS OF THE ISSUER. The Issuer hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

                  (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Issuer shall not be in default under the Transaction Documents and shall comply with all material requirements of any law, rule or regulation applicable to it. The Issuer shall not agree to any material amendment to or modification of the terms of any Transaction Documents unless the Insurer shall have otherwise consented.

                  (b) MAINTAIN EXISTENCE. The Issuer, its successors and assigns, shall maintain its existence and shall at all times continue to be duly organized under the laws of its respective jurisdiction and duly qualified and duly authorized and shall conduct its business in accordance with the terms of its organizational documents.

                  (c) NOTICE OF MATERIAL EVENTS. The Issuer shall be obligated promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it and to the extent that it receives actual notice of the occurrence of any of the following events:

                           (i) the submission of any claim or the initiation or
                  threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Issuer that (A) could be required to be disclosed to the Commission or to the Owners or (B) could result in a Material Adverse Change with respect to the Issuer, or the promulgation of any proceeding or any proposed or final rule which would result in a Material Adverse Change with respect to the Issuer;

                           (ii) any change in the location of the Issuer's or
                  the Owner Trustee's principal offices or any change in the location of the Issuer's books and records;

                           (iii) the occurrence of any Default or Event of
                  Default or of any Material Adverse Change;

                           (iv) the commencement of any proceedings by or
                  against the Issuer under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Issuer or any of its assets; or

                           (v) the receipt of notice that (A) the Issuer is
                  being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Issuer's business is to be, or may be suspended or revoked, or (C) the Issuer is to cease and desist any practice, procedure or policy employed by the Issuer in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to the Issuer.

                  (d) FINANCING STATEMENTS AND FURTHER ASSURANCES. To the extent provided in the Indenture and the Servicing Agreement, the Issuer will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Indenture Trustee in the Trust Estate. The Issuer shall, upon the request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within 15 days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents to which it is a party. In addition, the Issuer agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof.

                  (e) MAINTENANCE OF LICENSES. The Issuer, or any successors thereof, shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business.

                  Section 2.10. NEGATIVE COVENANTS OF THE ISSUER. The Issuer hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

                  (a) IMPAIRMENT OF RIGHTS. The Issuer shall not take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in clause
         (ii) of the definition of Material Adverse Change with respect to the Issuer, or may interfere with the enforcement of any rights of the Insurer under or with respect to the Transaction Documents. The Issuer shall give the Insurer written notice of any such action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Issuer shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with this paragraph.

                  (b) WAIVER, AMENDMENTS, ETC. The Issuer shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the material terms, provisions or conditions of the Transaction Documents without the consent of the Insurer which consent shall not unreasonably be withheld. Except upon the prior written consent of the Insurer which consent shall not unreasonably be withheld, the Issuer shall not allow the transfer, modification or amendment, nor consent to any transfer, modification or amendment of the Certificate of Trust issued pursuant to the Trust Agreement.

         Section 2.11. REPRESENTATION AND WARRANTIES OF THE DEPOSITOR. The Depositor represents, warrants and covenants as follows:

                  (a) DUE ORGANIZATION AND QUALIFICATION. The Depositor is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Depositor is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction.

                  (b) POWER AND AUTHORITY. The Depositor has all necessary corporate power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

                  (c) DUE AUTHORIZATION. The execution, delivery and performance of the Transaction Documents by the Depositor have been duly authorized by all necessary corporate action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Depositor's stockholders, which have not previously been obtained or given by the Depositor.

                  (d) NONCONTRAVENTION. Neither the execution and delivery of the Transaction Documents to which it is a party by the Depositor the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents:

                           (i) conflicts with or results in any breach or
                  violation of any provision of the certificate of incorporation or bylaws of the Depositor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Depositor or any of their material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Depositor;

                           (ii) constitutes a default by the Depositor or a
                  breach of any provision of any material loan agreement, mortgage, indenture or other material agreement or instrument to which the Depositor is a party or by which any of its or their respective properties, which are individually or in the aggregate material to the Depositor, is or may be bound or affected; or

                           (iii) results in or requires the creation of any lien
                  upon or in respect of any assets of the Depositor, except as contemplated by the Transaction Documents.

                  (e) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Depositor, or any of its subsidiaries, or any properties or rights of the Depositor, or any of its subsidiaries, pending or, to the Depositor's knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Depositor.

                  (f) VALID AND BINDING OBLIGATIONS. The Transaction Documents to which the Depositor is a party, when executed and delivered by the Depositor, will constitute the legal, valid and binding obligations of the Depositor, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. The Depositor will not at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of the Depositor.

                  (g) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed, or proposed to be employed, by the Depositor in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to it that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Depositor. The Depositor is not in breach of or in default under any applicable law or administrative regulation of its jurisdiction of incorporation, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Depositor is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Depositor to perform its respective obligations under the Transaction Documents.

                  (h) TAXES. The Depositor and the Depositor's parent company have filed prior to the date hereof all federal and state tax returns that are required to be filed and paid all taxes, including any assessments received by it that are not being contested in good faith, to the extent that such taxes have become due, except for any failures to file or pay that, individually or in the aggregate, would not result in a Material Adverse Change with respect to the Depositor.

                  (i)      [RESERVED]

                  (j) COMPLIANCE WITH SECURITIES LAWS. The offer and sale of the Obligations comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Without limitation of the foregoing, the

         Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the Insurer Information, to the Underwriter Information, to the RBMG Information or to the Sub-Servicer Information. Neither the offer nor the sale of the Obligations has been or will be in violation of the Securities Act or any other federal or state securities laws. The Issuer is not required to be registered as an "investment company" under the Investment Company Act.

                  (k) TRANSACTION DOCUMENTS. Each of the representations and warranties of the tepositor contained in the Transaction Documents is true and correct in all material respects, and the Depositor hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

                  (l) SOLVENCY. The Depositor is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, the Depositor will not be left with an unreasonably small amount of capital with which to engage in its business, nor does the Depositor intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. The Depositor does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Depositor or any of its assets.

                  (m) PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Depositor is located in Charlotte, North Carolina.

                  (n) OPINION FACTS AND ASSUMPTIONS. The Opinion Facts and Assumptions insofar as they relate to the Depositor are true and correct as of the Date of Issuance.

         Section 2.12. AFFIRMATIVE COVENANTS OF THE DEPOSITOR. The Depositor hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

                  (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Depositor shall not be in default under the Transaction Documents and shall comply with all material requirements of any law, rule or regulation applicable to it. The Depositor shall not agree to any amendment to or modification of the terms of any Transaction Documents unless the Insurer shall have given its prior written consent, which consent will not be unreasonably withheld.

                  (b) CORPORATE EXISTENCE. The Depositor, and its successors and assigns, shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of its jurisdiction of incorporation and duly qualified and duly authorized (as described in subsections 2.11(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate or articles of incorporation and bylaws.

                  (c) FINANCIAL STATEMENTS. The Depositor shall keep or cause to be kept in reasonable detail books and records of account of its assets and business, including, but not limited to, books and records relating to the Transaction.

                   (d) THE DEPOSITOR SHAREHOLDER MEETINGS. The Depositor shall have annual shareholder meetings and at least annual board of director meetings and shall prepare income and franchise tax returns as appropriate. The Depositor shall deliver to the Insurer copies of the minutes of such meetings no later than April 30 of each year and such tax returns promptly upon filing but in no event later than August 31 of each year, beginning in 1999.

                  (e) DISCLOSURE DOCUMENT. Each Offering Document delivered with respect to the Obligations shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

                  (f) MAINTENANCE OF LICENSES. The Depositor, or any of its successors shall maintain or cause to be maintained all licenses, permits, charters and registrations which are material to the conduct of its business.

         Section 2.13. NEGATIVE COVENANTS OF THE DEPOSITOR. The Depositor hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

                  (a) IMPAIRMENT OF RIGHTS. The Depositor shall not take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in clause
         (ii) of the definition of Material Adverse Change with respect to the Depositor, or may interfere with the enforcement of any rights of the Insurer under or with respect to the Transaction Documents. The Depositor shall give the Insurer written notice of any such action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Depositor shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with this subsection (a).

                  (b) ADVERSE SELECTION PROCEDURE. The Depositor has not and shall not use any adverse selection procedure in selecting Mortgage Loans to be transferred to the Indenture Trustee from the outstanding mortgage loans that qualify under the Indenture for inclusion in the Trust.

                  (c) WAIVER, AMENDMENTS, ETC. The Depositor shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the terms, provisions or conditions of any of the Transaction Documents without the prior written consent of the Insurer.

                  (d) AMENDMENT OF DEPOSITOR'S CERTIFICATE OF INCORPORATION. The Depositor shall not amend its certificate of incorporation if such amendment would have an adverse impact on the Transaction without the Insurer's prior written consent.

                                   ARTICLE III

                            THE POLICY; REIMBURSEMENT

         Section 3.01. ISSUANCE OF THE POLICY. The Insurer agrees to issue the Policy on the Closing Date subject to satisfaction of the conditions precedent set forth below:

                  (a) PAYMENT OF INITIAL BOND INSURER PREMIUM AND EXPENSES. The Insurer shall have been paid, by RBMG and the Depositor, that portion of a nonrefundable Bond Insurer Premium payable on the Date of Issuance and RBMG shall agree to reimburse or pay directly other fees and expenses identified in Section 3.02 hereof as payable.

                  (b) TRANSACTION DOCUMENTS. The Insurer shall have received a fully executed copy of the Commitment and a copy of each of the Transaction Documents, in form and substance satisfactory to the Insurer, duly authorized, executed and delivered by each party thereto.

                  (c) CERTIFIED DOCUMENTS AND RESOLUTIONS. The Insurer shall have received a copy of (i) the certificate or articles of incorporation and bylaws of the Servicer, RBMG, the Sub-Servicer, the Company, Funding Co. and the Depositor and (ii) the resolutions of RBMG's, the Company's, Funding Co.'s and the Depositor's Board of Directors authorizing the sale of the Mortgage Loans and (iii) the execution, delivery and performance by the Servicer, the Issuer, RBMG, the Sub-Servicer, the Company, Funding Co. and the Depositor of the Transaction Documents and the transactions contemplated thereby, certified by the Secretary or an Assistant Secretary of the Servicer, RBMG, the Sub-Servicer, the Company, Funding Co. and the Depositor (which certificate shall state that such certificate or articles of incorporation, bylaws and resolutions are in full force and effect without modification on the Date of Issuance).

                  (d) THE CERTIFICATE OF TRUST OF THE ISSUER. The Insurer shall have received a copy of the Certificate of Trust of the Issuer.

                  (e) INCUMBENCY CERTIFICATE. The Insurer shall have received a certificate of the Secretary or an Assistant Secretary of the Servicer, RBMG, the Sub-Servicer, the Company, Funding Co., the Indenture Trustee and the Depositor certifying the names and signatures of the officers of the Servicer, RBMG, the Sub-Servicer, the Company, Funding Co., the Indenture Trustee and the Depositor authorized to execute and deliver the Transaction Documents and that shareholder consent to the execution and delivery of such documents is not necessary.

                  (f) REPRESENTATIONS AND WARRANTIES; CERTIFICATE. The representations and warranties of the Servicer, RBMG, the Sub-Servicer, the Company, Funding Co., the Indenture Trustee and the Depositor set forth or incorporated by reference in this Insurance Agreement shall be true and correct as of the Date of Issuance as if made on the Date of Issuance and the Insurer shall have received a certificate of appropriate officers of the Servicer, RBMG, the Sub-Servicer, the Company, Funding Co., the Indenture Trustee and the Depositor to that effect.

                  (g) OPINIONS OF COUNSEL.

                           (i) The general counsel of RBMG and the Servicer
                  shall have issued its favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the corporate existence and authority of RBMG and the Servicer and the validity and enforceability of the Transaction Documents against RBMG and the Servicer. The general counsel of RBMG shall have issued its favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the corporate existence and authority of Funding Co. and the Company and the validity and enforceability of the Transaction Documents against Funding Co. and the Company. The law firm of Dewey Ballantine LLP shall have issued its favorable opinion, in form and substance acceptable to the Insurer and its counsel, regarding the corporate existence and authority of the Depositor, First Union and the validity and enforceability of the Transaction Documents against the Depositor.

                           (ii) The law firm of Graham & James LLP shall have
                  furnished its opinions, in form and substance acceptable to the Insurer and its counsel, regarding the sale of the Mortgage Loans

                           (iii) The law firm of Dewey Ballantine LLP shall have
                  furnished its opinions in form and substance acceptable to the Insurer and its counsel regarding the sale of Mortgage Loans and the tax treatment of payments on the Obligations under federal and New York tax laws.

                           (iv) The Insurer shall have received such other
                  opinions of counsel, in form and substance reasonably acceptable to the Insurer and its counsel, addressing such other matters as the Insurer may reasonably request. Each opinion of counsel delivered in connection with the Transaction shall be addressed to and delivered to the Insurer.

                  (h) APPROVALS, ETC. The Insurer shall have received true and correct copies of all approvals, licenses and consents, if any, including, without limitation, any required approval of the shareholders of the Servicer, RBMG, the Sub-Servicer the Company, Funding Co. and the Depositor, required in connection with the Transaction.

                  (i) NO LITIGATION, ETC. No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the Transaction Documents or the consummation of the Transaction.

                  (j) LEGALITY. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

                  (k) ISSUANCE OF RATINGS. The Insurer shall have received confirmation that the risk secured by the Policy constitutes an investment grade risk by S&P and Moody's, and that the Obligations, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's.

                  (l) NO DEFAULT. No Default or Event of Default shall have occurred.

                  (m) ADDITIONAL ITEMS. The Insurer shall have received such other documents, instruments, approvals or opinions requested by the Insurer or its counsel as may be reasonably necessary to effect the Transaction, including, but not limited to, evidence satisfactory to the Insurer and its counsel that the conditions precedent, if any, in the Transaction Documents have been satisfied.

                  (n) CONFORM TO DOCUMENTS. The Insurer and its counsel shall have determined that all documents, certificates and opinions to be delivered in connection with the Obligations conform to the terms of the Transaction Documents.

                  (o) COMPLIANCE WITH COMMITMENT. All other terms, conditions and requirements of the Commitment shall have been satisfied.

                  (p) SATISFACTION OF CONDITIONS OF THE UNDERWRITER AGREEMENT. All conditions in the Underwriter Agreement relating to the Underwriter's obligation to purchase the Obligations shall have been satisfied.

                  (q) UNDERWRITER AGREEMENT. The Insurer shall have received copies of each of the documents, and shall be entitled to rely on each of the documents, required to be delivered to the Underwriter pursuant to the Underwriter Agreement.

         Section 3.02.  PAYMENT OF FEES AND BOND INSURER PREMIUM.

                  (a) LEGAL AND ACCOUNTING FEES. RBMG, the Servicer, the Company, Funding Co. and the Depositor shall pay or cause to be paid, on the Date of Issuance, legal fees and disbursements incurred by the Insurer in connection with the issuance of the Policy and any fees of the Insurer's auditors in accordance with the terms of the Commitment. Any fees of the Insurer's auditors payable in respect of any amendment or supplement to the Offering Document or any other Offering Document incurred after the Date of Issuance shall be paid by RBMG, the Company, Funding Co. and the Depositor on demand.

                  (b) BOND INSURER PREMIUM. In consideration of the issuance by the Insurer of the Policy, the Insurer shall be entitled to receive the Bond Insurer Premium as and when due in accordance with the terms of the Commitment (i) in the case of Bond Insurer Premium due on or before the Date of Issuance, directly from RBMG, the Servicer, the Company, Funding Co. and the Depositor and (ii) in the case of Bond Insurer Premium due after the Date of Issuance, FIRST, pursuant to the Indenture, and SECOND, to the extent the amounts in subclause FIRST are not sufficient, directly from RBMG. For purposes of the Indenture, the term "Bond Insurer Premium Rate" shall be based upon the "Premium Percentage" set forth in paragraph 1(a) of the Commitment. The Bond Insurer Premium shall be calculated according to paragraph 1(a) of the Commitment for the amount due on or before the Date of Issuance and paragraph 1(b) of the Commitment for the amount due on each Payment Date. The Bond Insurer Premium paid hereunder or under the Indenture shall be nonrefundable without regard to whether the Insurer makes any payment under the Policy or any other circumstances relating to the Obligations or provision being made for payment of the Obligations prior to maturity. RBMG, the Servicer, the Company, Funding Co., the Depositor and the Indenture Trustee shall make all payments of Bond Insurer Premium to be made by them by wire transfer to an account designated from time to time by the Insurer by written notice to RBMG, the Servicer, the Company, Funding Co., the Depositor and the Indenture Trustee.

         Section 3.03. REIMBURSEMENT AND ADDITIONAL PAYMENT OBLIGATION. (a) In accordance with the priorities established in Section 8.02(c) or Section 5.07, as applicable, of the Indenture, the Insurer shall be entitled to reimbursement for any payment made by the Insurer under the Policy, which reimbursement shall be due and payable on the date that any amount is to be paid pursuant to a Notice (as defined in the Policy), in an amount equal to the amount to be so paid and all amounts previously paid that remain unreimbursed, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

         (b) Notwithstanding anything in subsection 3.03(a) to the contrary, (i) RBMG and the Company agree to reimburse the Insurer for payments made under the Policy arising as a result of RBMG's or the Company's failure to repurchase any Mortgage Loan required to be repurchased pursuant to Section 7 of the Contribution Agreement, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate, (ii) in the event that the Sub-Servicing Agreement is terminated, the Servicer agrees to reimburse the Bond Insurer for payments made under the Policy, arising as a result of the Servicer's failure to deposit into the Collection Account or the Note Account any amount required to be so deposited pursuant to the Servicing Agreement together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect to any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate and (iii) the Sub-Servicer agrees to reimburse the Bond Insurer for payments made under the Policy, arising as a result of the Sub-Servicer's failure to deposit into the Collection Account (or any similar account established pursuant to the Sub-Servicing Agreement) or the Note Account any amount required to be so deposited pursuant to the Sub-Servicing Agreement together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect to any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

         (c) RBMG, the Servicer and the Company agree to pay to the Insurer as follows: any and all charges, fees, costs and expenses that the Insurer may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) any accounts established to facilitate payments under the Policy to the extent the Insurer has not been immediately reimbursed on the date that any amount is paid by the Insurer under the Policy, (ii) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents, in its capacity as such a party, or the Transaction,
(iii) any amendment, waiver or other action with respect to, or related to, any Transaction Document, whether or not executed or completed, or (iv) preparation of bound volumes of the Transaction documents; costs and expenses shall include a reasonable allocation of compensation and overhead attributable to the time of employees of the Insurer spent in connection with the actions described in clause (ii) above, and the Insurer reserves the right to charge a reasonable fee as a condition to executing any waiver or consent proposed in respect of any of the Transaction Documents.

         (d) The Sub-Servicer agrees to pay to the Insurer as follows: any and all charges, fees, costs and expenses that the Insurer may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses in connection with an Event of Default by the Sub-Servicer.

         (e) RBMG, the Servicer, the Company, Funding Co. and the Depositor severally but not jointly, to the extent liable, agree to pay to the Insurer as follows: interest on any and all amounts described in subsections (b), (c), (f) and (g) of this Section 3.03 from the date payable or paid by such party until payment thereof in full, and interest on any and all amounts described in
Section 3.02 hereof from the date due until payment thereof in full, in each case, payable to the Insurer at the Late Payment Rate per annum. The Sub-Servicer agrees to pay to the Insurer as follows: interest on any and all amounts described in subsections (b)(iii), (d), (f)(ii) and (g)(ii) of this
Section 3.03 from the date payable or paid by such party until payment thereof in full, payable to the Insurer at the Late Payment Rate per annum.

         (f) (i) RBMG, the Servicer, the Company, Funding Co. and the Depositor severally but not jointly, to the extent liable, agree to pay to the Insurer as follows: any payments made by the Insurer on behalf of, or advanced to, RBMG, the Servicer, the Company, Funding Co. or the Depositor, respectively, including, without limitation, any amounts payable by RBMG, the Servicer, the Company, Funding Co. or the Depositor pursuant to the Obligations or any other Transaction Documents.

                  (ii) The Sub-Servicer agrees to pay to the Insurer as follows: any payments made by the Insurer on behalf of, or advanced to, the Sub-Servicer, including, without limitation, any amounts payable by the Sub-Servicer pursuant to the Transaction Documents to the extent such amounts were required to be paid or advanced by the Sub-Servicer pursuant to the Transaction Documents.

         (g) (i) Following termination of the Indenture pursuant to Section
10.01 or Section 4.01 thereof, RBMG agrees to reimburse the Insurer for any Insured Payments required to be made pursuant to the Policy subsequent to the date of such termination.

                  (ii) Following termination of the Indenture pursuant to
Section 10.01 or Section 5.02 thereof, the Sub-Servicer agrees to reimburse the Insurer for any Insured Payments required to be made pursuant to the Policy subsequent to the date of such termination attributable to an Event of Default by the Sub-Servicer.

         All such amounts are to be immediately due and payable without demand.

         Section 3.04. INDEMNIFICATION BY RBMG, THE SERVICER, THE COMPANY AND FUNDING CO.; LIMITATION OF LIABILITY. (a) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, RBMG, the Servicer, the Company, Funding Co. and any successors thereto agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents, and each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, Losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

                  (i) any untrue statement or alleged untrue statement of a material fact contained in the RBMG Information and the Depositor Information with respect to information in the Prospectus Supplement under the headings "SUMMARY--DESCRIPTION OF THE NOTES," "RISK FACTORS" (other than information under the sub-headings "--Book-Entry Registration May Reduce the Liquidity of the Notes," "--An Investment in the Notes May Be an Illiquid Investment," and "--Year 2000 Issue May Adversely Affect The Distribution to Noteholders"), "DESCRIPTION OF THE NOTES" (other than information under the sub-heading "--BOOK-ENTRY

         REGISTRATION AND DEFINITIVE NOTES") and "CERTAIN PREPAYMENT AND YIELD CONSIDERATIONS" (other than information under the sub-heading "--WEIGHTED AVERAGE LIFE OF THE NOTES") or in any amendment or supplement thereto or in any preliminary offering document, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ii) to the extent not covered by clause (i) above, any act or omission of RBMG, the Servicer, the Company or Funding Co., or the allegation thereof, in connection with the offering, issuance, sale or delivery of the Obligations other than by reason of false or misleading information provided by the Insurer in writing for inclusion in the Offering Document as specified in clause (i) above;

                  (iii) the misfeasance or malfeasance of, or negligence or theft committed by, any director, officer, employee or agent of RBMG, the Servicer, the Company or Funding Co.;

                  (iv) the violation by the Company, Funding Co., the Servicer or RBMG of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Obligations or the transactions contemplated by the Transaction Documents;

                  (v) the violation by the Company, Funding Co., the Servicer or RBMG of any federal or state laws, rules or regulations relating to the Transaction, including without limitation the maximum amount of interest permitted to be received on account of any loan of money or with respect to the Mortgage Loans;

                  (vi) the breach by the Company, Funding Co., the Servicer or RBMG of any of its obligations under this Insurance Agreement or any of the other Transaction Documents; and

                  (vii) the breach by RBMG, the Servicer, the Company or Funding Co. of any representation or warranty on the part of RBMG, the Servicer, the Company or Funding Co. contained in the Transaction Documents or in any certificate or report furnished or delivered to the Insurer thereunder.

This indemnity provision shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

         (b) RBMG agrees to indemnify the Trust and the Insurer for any and all Liabilities incurred by the Issuer and the Insurer due to any claim, counterclaim, rescission, setoff or defense asserted by an Obligor under any Mortgage Loan subject to the Federal Trade Commission regulations provided in 16 C.F.R. Part 433 and under any Mortgage Loan which is a "mortgage" as such term is defined in 15 U.S.C. ss.1602(aa).

         (c) Any party which proposes to assert the right to be indemnified under this Section 3.04 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against RBMG, the Servicer, the Company or Funding Co. under this
Section 3.04, notify RBMG, the Servicer, the Company or Funding Co. of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any action, suit or proceeding shall be brought against any indemnified party and it shall notify RBMG, the Servicer, the Company or Funding Co. of the commencement thereof, RBMG, the Servicer, the Company or Funding Co. shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from RBMG, the Servicer, the Company or Funding Co. to such indemnified party of its election so to assume the defense thereof, RBMG, the Servicer, the Company or Funding Co. shall not be liable to such indemnified party for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action the defense of which is assumed by RBMG, the Servicer, the Company or Funding Co. in accordance with the terms of this subsection (c), but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of counsel by such indemnified party has been authorized by RBMG, the Servicer, the Company or Funding Co. RBMG, the Servicer, the Company or Funding Co. shall not be liable for any settlement of any action or claim effected without its consent.

         Section 3.05. INDEMNIFICATION BY SUB-SERVICER; LIMITATION OF LIABILITY.
(a) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Sub-Servicer and any successors thereto agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents, and each person, if any, who controls the Insurer within the meaning of either
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, Losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

                  (i) any untrue statement or alleged untrue statement of a material fact contained in the Sub-Servicer Information or in any amendment or supplement thereto or in any preliminary offering document, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ii) the misfeasance or malfeasance of, or negligence or theft committed by, any director, officer, employee or agent of the Sub-Servicer;

                  (iii) the violation by the Sub-Servicer of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the transactions contemplated by the Transaction Documents;

                  (iv) the violation by the Sub-Servicer of any federal or state laws, rules or regulations relating to the Transaction;

                  (v) the breach by the Sub-Servicer of any of its obligations under this Insurance Agreement or any of the other Transaction Documents; and

                  (vi) the breach by the Sub-Servicer of any representation or warranty on the part of the Sub-Servicer contained in the Transaction Documents or in any certificate or report furnished or delivered to the Insurer thereunder.

This indemnity provision shall survive the termination of this Insurance Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

         (b) Any party which proposes to assert the right to be indemnified under this Section 3.05 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against the Sub-Servicer under this Section 3.05, notify the Sub-Servicer of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any action, suit or proceeding shall be brought against any indemnified party and it shall notify the Sub-Servicer of the commencement thereof, the Sub-Servicer shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the Sub-Servicer to such indemnified party of its election so to assume the defense thereof, the Sub-Servicer shall not be liable to such indemnified party for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action the defense of which is assumed by the Sub-Servicer in accordance with the terms of this subsection (b), but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of counsel by such indemnified party has been authorized by the Sub-Servicer. The Sub-Servicer shall not be liable for any settlement of any action or claim effected without its consent.

         Section 3.06.  [RESERVED]

         Section 3.07. INDEMNIFICATION BY FIRST UNION; LIMITATION OF LIABILITY.
(a) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, First Union and any successors thereto agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents, and each person, if any, who controls the Insurer within the meaning of either
Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities and Exchange Act of 1934, as amended, from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

                  (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Offering Document, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Liabilities arise out of or are based upon any such untrue statement or omission or allegation thereof based upon the Insurer Information, RBMG Information, the Underwriter Information or the Sub-Servicer Information, or as such Liabilities arise out of or are based upon any such untrue statement or omission or allegation thereof based upon the Depositor Information for which RBMG, the Servicer, the Company and Funding Co. have agreed to indemnify the Insurer pursuant to Section 3.04 hereof;

                  (ii) to the extent not covered by clause (i) above, any act or omission of the Depositor in connection with the offering, issuance, sale or delivery of the Obligations other than by reason of false or misleading information provided by the Insurer, the Underwriter, the Servicer, RBMG, Funding Co., the Company or the Sub-Servicer in writing for inclusion in the Offering Document or as specified in clause (i) above or the allegation thereof;

                  (iii) the misfeasance or malfeasance of, or negligence or theft committed by, any director, officer, employee or agent of the Depositor;

                  (iv) the violation by the Depositor of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Obligations or the transactions contemplated by the Transaction Documents;

                  (v) the breach by the Depositor of any of its obligations under this Insurance Agreement or any of the Transaction Documents to which the Depositor is a party; and

                  (vi) the breach by the Depositor of any representation or warranty on the part of the Depositor contained in the Transaction Documents to which the Depositor is a party or in any certificate or report furnished or delivered to the Insurer thereunder.

This indemnity provision shall survive the termination of this Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

         (b) Any party which proposes to assert the right to be indemnified under this Section 3.07 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against First Union under this Section 3.07, notify First Union of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any action, suit or proceeding shall be brought against any indemnified party and it shall notify First Union of the commencement thereof, First Union shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from First Union to such indemnified party of its election so to assume the defense thereof, First Union shall not be liable to such indemnified party for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action the defense of which is assumed by First Union in accordance with the terms of this subsection (b), but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of counsel by such indemnified party has been authorized by First Union. First Union shall not be liable for any settlement of any action or claim effected without its consent.

         Section 3.08. PAYMENT PROCEDURE. In the event of any payment by the Insurer, the Indenture Trustee, RBMG, the Servicer, the Company, Funding Co., First Union, the Sub-Servicer and the Depositor agree to accept objective evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to the Insurer. All payments to be made to the Insurer under this Insurance Agreement shall be made to the Insurer in lawful currency of the United States of America in immediately available funds at the notice address for the Insurer as specified in Section 6.02 hereof on the date when due or as the Insurer shall otherwise direct by written notice to the other parties hereto. In the event that the date of any payment to the Insurer or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to the Insurer under this Insurance Agreement shall bear interest at the Late Payment Rate from the date when due to the date paid.

                                   ARTICLE IV

                               FURTHER AGREEMENTS

         Section 4.01. EFFECTIVE DATE; TERM OF THE INSURANCE AGREEMENT. This Insurance Agreement shall take effect on the Date of Issuance and shall remain in effect until the later of (a) such time as the Insurer is no longer subject to a claim under the Policy and the Policy shall have been surrendered to the Insurer for cancellation and (b) all amounts payable to the Insurer by the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co. First Union or the Depositor or from any other source under the Transaction Documents and all amounts payable under the Obligations have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03, 3.04, 3.05, 3.06, 3.07 and 4.06 hereof shall survive any termination of this Insurance Agreement.

         Section 4.02. FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS. (a) Excepting at such times as a default in payment under the Policy shall exist or shall have occurred, none of the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co. or the Depositor shall grant any waiver of rights under any of the Transaction Documents to which any of them is a party without the prior written consent of the Insurer, and any such waiver without the prior written consent of the Insurer shall be null and void and of no force or effect.

         (b) To the extent permitted by law, the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union and the Depositor agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Insurer may request and as may be required in the Insurer's judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

         Section 4.03. OBLIGATIONS ABSOLUTE. (a) The obligations of the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union and the Depositor hereunder shall be absolute and unconditional and shall be paid or performed strictly in accordance with this Insurance Agreement under all circumstances irrespective of:

                  (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver, with respect to any of the Transaction Documents, the Obligations or the Policy;

                  (ii) any exchange or release of any other obligations hereunder;

                  (iii) the existence of any claim, setoff, defense, reduction, abatement or other right that the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor may have at any time against the Insurer or any other Person;

                  (iv) any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (v) any payment by the Insurer under the Policy against presentation of a certificate or other document that does not strictly comply with terms of the Policy;

                  (vi) any failure of the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor to receive the proceeds from the sale of the Obligations; or

                  (vii) any breach by the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co. or the Depositor of any representation, warranty or covenant contained in any of the Transaction Documents.

         (b) The Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Depositor, First Union, the Issuer, the Company, Funding Co. and any and all others who are now or may become liable for all or part of the obligations of the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor under this Insurance Agreement agree to be bound by this Insurance Agreement and (i) to the extent permitted by law, waive and renounce any and all redemption (other than as expressly provided for in the Transaction Documents) and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness and obligations evidenced by any Transaction Document or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder, except as required by the Transaction Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, or any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor; (v) agree that its liabilities hereunder shall, except as otherwise expressly provided in this
Section 4.03, be unconditional and without regard to any setoff, counterclaim or the liability of any other Person for the payment hereof; (vi) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vii) consent to any and all extensions of time that may be granted by the Insurer with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (viii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

         (c) Nothing herein shall be construed as prohibiting the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor from pursuing any rights or remedies it may have against any other Person in a separate legal proceeding.

         Section 4.04. ASSIGNMENTS; REINSURANCE; THIRD-PARTY RIGHTS. (a) This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor may assign its rights under this Insurance Agreement, or delegate any of its duties hereunder, without the prior written consent of the Insurer. Any assignment made in violation of this Insurance Agreement shall be null and void.

         (b) The Insurer shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as the Insurer may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve the Insurer of any of its obligations hereunder or under the Policy.

         (c) In addition, the Insurer shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of the Insurer in connection therewith any rights of the Insurer under the Transaction Documents or with respect to any real or personal property or other interests pledged to the Insurer, or in which the Insurer has a security interest, in connection with the Transaction.

         (d) Except as provided herein with respect to participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Owner, other than the Insurer against the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Indenture Trustee nor any Owner shall have any right to payment from any Bond Insurer Premiums paid or payable hereunder or under the Indenture or from any other amounts paid by the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor pursuant to Section 3.02, 3.03, 3.04, 3.05, 3.06 or 3.07 hereof.

         (e) The Servicer, the Company, Funding Co., RBMG, the Sub-Servicer, the Depositor, the Issuer and the Indenture Trustee agree that the Insurer shall have all rights of a third-party beneficiary in respect of the Indenture, the Servicing Agreement, the Sub-Servicing Agreement, the Trust Agreement and each other Transaction Document to which it is not a signing party and hereby incorporate and restate their representations, warranties and covenants as set forth therein for the benefit of the Insurer.

         Section 4.05. LIABILITY OF THE INSURER. Neither the Insurer nor any of its officers, directors or employees shall be liable or responsible for: (a) the use that may be made of the Policy by the Indenture Trustee or for any acts or omissions of the Indenture Trustee in connection therewith; or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to the Insurer (or its Fiscal Agent) in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless the Insurer shall have actual knowledge thereof). In furtherance and not in limitation of the foregoing, the Insurer (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.

         Section 4.06. PARTIES WILL NOT INSTITUTE INSOLVENCY PROCEEDINGS. So long as this Agreement is in effect, and for one year following its termination, none of the parties hereto will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law against the Company, Funding Co., the Depositor, the Issuer or the Residual Holder.

         Section 4.07. PARTIES TO JOIN IN ENFORCEMENT ACTION. To the extent necessary to enforce any right of the Insurer in or remedy of the Insurer under any Mortgage Loan, the Indenture Trustee, the Depositor, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union and the Servicer agree to join in any action initiated by the Trust or the Insurer for the protection of such right or exercise of such remedy.

                                    ARTICLE V

                               DEFAULTS; REMEDIES

         Section 5.01. DEFAULTS. The occurrence of any of the following events shall constitute an Event of Default hereunder:

                  (a) Any representation or warranty made by the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co. or the Depositor hereunder or under the Transaction Documents, or in any certificate furnished hereunder or under the Transaction Documents, shall prove to be untrue or incomplete in any material respect;

                  (b)(i) The Servicer, , RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor shall fail to pay when due any amount payable by the Servicer, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor hereunder or (ii) a legislative body has enacted any law that declares or a court of competent jurisdiction shall find or rule that any Transaction Document is not valid and binding on the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor;

                  (c) The occurrence and continuance of a "Servicer Event of Default" under the Servicing Agreement (as defined therein);

                  (d) Any failure on the part of the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co. or the Depositor duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co. or the Depositor contained in this Insurance Agreement or in any other Transaction Document which continues unremedied for a period of 30 days with respect to this Insurance Agreement, or, with respect to any other Transaction Document, beyond any cure period provided for therein, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Indenture Trustee, the Servicer, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co. or the

         Depositor, as applicable, by the Insurer (with a copy to the Indenture Trustee) or by the Indenture Trustee (with a copy to the Insurer);

                  (e) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor and such decree or order shall have remained in force undischarged or unstayed for a period of 90 consecutive days;

                  (f) The Servicer, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor or of or relating to all or substantially all of the property of either;

                  (g) The Servicer, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                  (h) The occurrence and continuance of an "Event of Default" under the Indenture (as defined therein);

                  (i) The occurrence and continuance of a "Event of Default" under the Sub-Servicing Agreement (as defined therein);

                  (j) the failure of RBMG, the Company, Funding Co. or the Depositor to comply with, or maintain the accuracy of, the Opinion Facts and Assumptions.

         Section 5.02. REMEDIES; NO REMEDY EXCLUSIVE. (a) Upon the occurrence of an Event of Default, the Insurer may exercise any one or more of the rights and remedies set forth below:

                  (i) declare all indebtedness of every type or description then owed by the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor to the Insurer to be immediately due and payable, and the same shall thereupon be immediately due and payable;

                  (ii) exercise any rights and remedies under the Transaction Documents in accordance with the terms of the Transaction Documents or direct the Indenture Trustee or the Issuer to exercise such remedies in accordance with the terms of the Transaction Documents; or

                  (iii) take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts then due under the Transaction Documents or to enforce performance and observance of any obligation, agreement or covenant of the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union or the Depositor under the Transaction Documents.

         (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or omission to exercise any right or power accruing under the Transaction Documents upon the happening of any event set forth in Section 5.01 hereof shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Insurer to exercise any remedy reserved to the Insurer in this Article, it shall not be necessary to give any notice, other than such notice as may be required in this Article V.

         Section 5.03. WAIVERS. (a) No failure by the Insurer to exercise, and no delay by the Insurer in exercising, any right hereunder shall operate as a waiver thereof. The exercise by the Insurer of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to the Insurer are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

         (b) The Insurer shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Insurer and delivered to the Servicer, the Indenture Trustee, RBMG, the Sub-Servicer, the Issuer, the Company, Funding Co., First Union and the Depositor. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.01. AMENDMENTS, ETC. This Insurance Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. The Servicer agrees to promptly provide a copy of any amendment to this Insurance Agreement to the Indenture Trustee, S&P and Moody's. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

         Section 6.02. NOTICES. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

                  (a)      To the Insurer:

                           MBIA Insurance Corporation
                           113 King Street
                           Armonk, NY  10504

                           Attention: Insured Portfolio Management-Structured
                                      Finance (IPM-SF)
                                      (RBMG Funding Co. Mortgage Loan Trust
                                      1998-2 Asset-Backed Notes, Series 1998-2)

                           Telecopy No.:  (914) 765-3810
                           Confirmation:  (914) 273-4545

                           (in each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the general counsel and the Insurer and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

                  (b)      To RBMG:

                           Resource Bancshares Mortgage Group, Inc.
                           7909 Parklane Road
                           Columbia, SC  29223
                           Telecopy No.:  (803) 741-3733
                           Confirmation:  (803) 741-3333

                  (c)      To the Sub-Servicer:

                           Ocwen Federal Bank FSB
                           1675 Palm Beach Lakes Blvd., Suite 1002
                           West Palm Beach, FL  33401
                           Attention:  Secretary
                           Telecopy No.: 561-681-8177
                           Confirmation:  561-681-8157

                 .         with copy to:

                           Ocwen Federal Bank FSB
                           1675 Palm Beach Lakes Blvd., Suite 532
                           West Palm Beach, FL  33401
                           Attention:  Senior V.P., Law Dept.
                           Telecopy No.:  561-681-8163
                           Confirmation:  561-682-8820


                  (d)      To the Indenture Trustee:

                           The Bank of New York
                           101 Barclay Street-- 12E
                           New York, NY  10286
                           Attention:  Corporate Trust
                           Telecopy No.: (212) 815-5309
                           Confirmation No.  (212) 815-2297

                  (e)      To Funding Co.:

                           RBMG Funding Co.
                           2820 West Charleston Blvd.
                           Suite 17
                           Las Vegas, NV  89102
                           Attention:  Sheldon Stern
                           Telecopy No.:  (702) 259-9591
                           Confirmation:  (702) 658-2810

                  (f)      To the Residual Holder:
                           RBMG Funding Co.
                           2820 West Charleston Blvd.
                           Suite 17
                           Las Vegas, NV  89102
                           Attention:  Sheldon Stern
                           Telecopy No.:  (702) 259-9591
                           Confirmation:  (702) 658-2810

                  (g)      To the Issuer:

                           RBMG Funding Co. Mortgage Loan Trust 1998-2
                           c/o Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, DE  19890
                           Attention: Corporate Trust Administration
                           Telecopy No.: (302) 651-8882

                  (h)      To the Company:

                           RBMG Asset Management Company, Inc.:
                           2820 West Charleston Blvd.
                           Suite 17
                           Las Vegas, NV  89102
                           Attention:  Sheldon Stern
                           Telecopy No.:  (702) 259-9591
                           Confirmation:  (702) 658-2810

                  (i)      To the Depositor:

                           Residential Asset Funding Corporation
                           c/o First Union Capital Markets
                           301 South College Street
                           Charlotte, NC  28288
                           Telecopy No.:  (704) 383-8121



                  (j)      To First Union:

                           First Union Corporation
                           301 South College Street
                           Charlotte, NC  28288
                           Telecopy No.:  (704) 383-8121



         A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

         Section 6.03. SEVERABILITY. In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

         Section 6.04. GOVERNING LAW. THIS INSURANCE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW PROVISIONS.

         Section 6.05. CONSENT TO JURISDICTION. (a) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and to or in connection with any of the Transaction Documents or the transactions contemplated thereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

         (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

         (c) Except as provided in Section 4.06 herein, nothing contained in this Insurance Agreement shall limit or affect the Insurer's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against any party hereto or its or their property in the courts of any jurisdiction.

         Section 6.06. CONSENT OF THE INSURER. In the event that the consent of the Insurer is required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by the Insurer in its sole discretion without any implied duty towards any other Person.

         Section 6.07. COUNTERPARTS. This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

         Section 6.08. HEADINGS. The headings of Articles and Sections and the Table of Contents contained in this Insurance Agreement are provided for convenience only. They form no part of this Insurance Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to Articles and Sections in this Insurance Agreement refer to the corresponding Articles and Sections of this Insurance Agreement.

         Section 6.09. TRIAL BY JURY WAIVED. Each party hereto hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with any of the Transaction Documents or any of the transactions contemplated thereunder. Each party hereto (A) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it has been induced to enter into the Transaction Documents to which it is a party by, among other things, this waiver.

         Section 6.10. LIMITED LIABILITY. No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any trustee, officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Obligations or the Policy, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, or, in the case of the Issuer, as a separate legal entity, and not of the Owner Trustee and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Insurance Agreement.

         Section 6.11. ENTIRE AGREEMENT. The Transaction Documents and the Policy set forth the entire agreement between the parties with respect to the subject matter thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

         Section 6.12 COVENANT OF THE RESIDUAL HOLDER. During the Term of this Insurance Agreement, the Residual Holder hereby covenants and agrees that it shall not amend its Articles of Incorporation without the prior consent of the Insurer.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK;
                             SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Insurance Agreement, all as of the day and year first above mentioned.


                                      MBIA INSURANCE CORPORATION, as Insurer

                                      By  /s/ Ann D. McKenna
                                         ---------------------------------------
                                      Title   ASSISTANT SECRETARY
                                            ------------------------------------

                                      RBMG ASSET MANAGEMENT COMPANY, INC., as
                                      Company

                                      By   /s/ Sheldon Stern
                                         ---------------------------------------
                                      Title    PRESIDENT
                                            ------------------------------------

                                      OCWEN FEDERAL BANK FSB, as Sub-Servicer

                                      By   /s/ Jon E. Voigtman
                                         ---------------------------------------
                                      Title    VICE PRESIDENT
                                            ------------------------------------

                                      RBMG FUNDING CO. MORTGAGE LOAN TRUST
                                      1998-2, as Issuer
                                      By Wilmington Trust Company, not in its
                                      individual capacity, but solely as
                                      Owner Trustee

                                      By   /s/ Emmett R. Harmon
                                         ---------------------------------------
                                      Title    VICE PRESIDENT
                                            ------------------------------------

                                      RBMG FUNDING CO., in its individual
                                      capacity and as Residual Holder

                                      By   /s/ Sheldon Stern
                                         ---------------------------------------
                                      Title    PRESIDENT
                                            ------------------------------------

                                      RESIDENTIAL ASSET FUNDING
                                      CORPORATION,
                                      as Depositor

                                      By  /s/ Shanker Merchant
                                         ---------------------------------------
                                      Title   SENIOR VICE PRESIDENT
                                            ------------------------------------

                                      RESOURCE BANCSHARES MORTGAGE
                                      GROUP, INC., in its individual capacity
                                      and as Servicer

                                      By  /s/  Larry W. Reed
                                         ---------------------------------------
                                      Title    EXECUTIVE VICE PRESIDENT
                                            ------------------------------------

                                      THE BANK OF NEW YORK, as Indenture Trustee

                                      By  /s/   Franklin Austin
                                         ---------------------------------------
                                      Title  Assistant Vice President
                                            ------------------------------------

                                      FIRST UNION CORPORATION

                                      By  /s/ Brian Simpson
                                         ---------------------------------------
                                      Title   SENIOR VICE PRESIDENT
                                            ------------------------------------
differing interpretations, which could apply retroactively. The opinion of special tax counsel is not binding on the courts or the Internal Revenue Service (the "IRS").

            In general, whether a transaction constitutes the issuance of indebtedness for federal income tax purposes is a question of fact, the resolution of which is based primarily upon the economic substance of the instruments and the transaction pursuant to which they are issued rather than the form of the transaction or the manner in which the instruments are labeled. The IRS and the courts have set forth various factors to be taken into account in determining whether or not a transaction constitutes the issuance of indebtedness for federal income tax purposes, which we have reviewed as they apply to this transaction.

            Based on the foregoing, and such legal and factual investigations as we have deemed appropriate, while no transaction closely comparable to that contemplated in the Operative Documents has been the subject of any Treasury regulation, revenue ruling or judicial decision, and therefore the matter is subject to interpretation, we are of the opinion that for federal income tax purposes:

            (1) The Notes will properly be treated as indebtedness for federal income tax purposes;

            (2) The Trust will not constitute an association (or a publicly traded partnership) taxable as a corporation or a taxable mortgage pool.

            We express no opinion on any matter not discussed in this letter. This opinion is rendered as of the Closing Date, for the sole benefit of the addressees hereof and it may not be relied on by any other party or quoted without our express consent in writing.



                                          Very truly yours,


                                          /s/ Dewey Ballantine LLP

Noteholders of the related Class of Notes or the Note Insurer, the Custodian, or the Indenture Trustee if there is no Custodian, shall promptly notify RBMG, the Company, Funding Co., the Depositor, the Servicer, or the Indenture Trustee, if there is no Custodian, and the Note Insurer and direct the party breaching such representation, warranty or covenant to either (i) within 30 days after Funding Co., the Company, the Depositor, or RBMG (each a "Transferor") receives actual knowledge of such incorrectness, eliminate or otherwise cure the circumstance or condition in respect of which such representation or warranty was incorrect as of the time made, (ii) withdraw such Defective Mortgage Loan from the lien of this Indenture following the expiration of such 30-day period by depositing to the related Note Account an amount equal to the Purchase Price, plus the amount of any related Realized Loss resulting from a Deficiency Valuation, for such Mortgage Loan or (iii) substitute a Qualified Replacement Mortgage Loan for such Defective Mortgage Loan and deposit any Purchase Price, plus the amount of any Realized Loss resulting from a Deficiency Valuation, required to be paid in connection with such substitution pursuant to Section 7 of the Funding Co. Sale Agreement, Section 7 of the Depositor Sale Agreement, Section 7 of the Company Sale Agreement or Section 7 of the Loan Contribution Agreement. Upon any purchase of or substitution for a Defective Mortgage Loan by either Funding Co., the Depositor, the Company, or RBMG as set forth above, the Indenture Trustee shall deliver or cause the Custodian to deliver, the Mortgage File relating to such Defective Mortgage Loan to Funding Co., the Depositor, the Company or RBMG, as the case may be, and the Issuer and the Indenture Trustee shall execute such instruments of transfer as are necessary to convey title to such Defective Mortgage Loan to Funding Co., the Depositor, the Company, or RBMG, as the case may be, from the lien of this Indenture.

            (b) Upon substitution of a Qualified Replacement Mortgage Loan, the Indenture Trustee or a Custodian on its behalf, shall acknowledge receipt of such Qualified Replacement Mortgage Loan or Loans and, (i) within ten Business Days thereafter, review such documents as specified in Section 6.15(c) and deliver to the Issuer, RBMG, the Company, Funding Co., the Depositor, the Note Insurer and the Servicer a certification substantially in the form of the Initial Certification described in Section 6.15(a) with respect to such Qualified Replacement Mortgage Loan or Loans and, (ii) within 270 days after such substitution, review such documents as specified in Section 6.15(c) and deliver to the parties set forth in clause (i) a certification substantially in the form of the Final Certification described in Section 6.15(b) with respect to such Qualified Replacement Mortgage Loan or Loans.

            (c) Monthly Payments due with respect to Qualified Replacement Mortgage Loans in the month of substitution shall be retained by the Transferor. For the month of substitution, the Indenture Trustee on behalf of the Noteholders and the Note Insurer shall be entitled to receive the Monthly Payment due on such Deleted Mortgage Loan, and the Transferor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Upon such substitution, such Qualified Replacement Mortgage Loan or Loans shall be subject in all respects to the terms of this Indenture, including, all applicable representations and warranties included herein in each case as of the date of substitution.

Issuer's right, title and interest in and to (i) the Additional Mortgage Loans identified on the related Mortgage Loan Schedule attached to the related Additional Transfer Instrument, (and allocated to Group I or Group II) delivered by the Issuer on such Additional Transfer Date, (ii) principal and interest due on the Additional Mortgage Loans after the related Additional Cut-off Date and all other proceeds received in respect of such Additional Mortgage Loans after the applicable Cut-off Date for each such Additional Mortgage Loan and (iii) all items with respect to such Additional Mortgage Loans to be delivered pursuant to
Section 3(b) of the Depositor Sale Agreement and the other items in the related Mortgage Files; provided, however, that the Issuer reserves and retains all right, title and interest in and to principal (including Principal Prepayments) and interest due on the Additional Mortgage Loans on or prior to the related Additional Cut-off Date.

     The Indenture Trustee shall release from the related Pre-Funding Account an amount equal to one-hundred percent (100%) of the aggregate principal balances as of the applicable Additional Cut-off Date of the Additional Mortgage Loans so Granted; provided, however, that if the aggregate principal balance as of the applicable additional cut-off date is greater than the amount on deposit in the applicable pre-funding account, the indenture trustee shall release an amount not greater than the amount on deposit in such pre-funding account.

            (b) The Issuer shall Grant to the Indenture Trustee the Additional Mortgage Loans and the other property and rights related thereto described in
Section 3(b) of the Depositor Sale Agreement and the Indenture Trustee shall release funds from the related Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Additional Transfer Date:

                  (A) the Issuer shall have provided the Indenture Trustee and the Note Insurer with a timely Addition Notice and shall have provided any information reasonably requested by the Indenture Trustee or the Note Insurer with respect to the Additional Mortgage Loans;

                  (B) the Issuer shall have delivered to the Indenture Trustee a duly executed Additional Transfer Instrument, which shall include a Mortgage Loan Schedule, listing the Additional Mortgage Loans and allocated to Group I or Group II;

                  (C) as of each Additional Transfer Date, the Issuer shall not be insolvent nor shall it have been made insolvent by such Grant nor shall it be aware of any pending insolvency;

                  (D) the Issuer shall have delivered to the Indenture Trustee an Opinion of Counsel confirming that such Grant shall not result in a material adverse tax consequence to the Trust Estate or the Noteholders;

                  (E) the Funding Period shall not have terminated;

                  (F) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate, confirming the satisfaction of each condition precedent and the representations specified in this Section 2.14(b) and
      Section 2.14(c) and in the related Additional Transfer Instrument;

                  (G) the Servicer has deposited into the Collection Account all collections on the Additional Mortgage Loans since the Additional Cut-off Date;

            If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement between the Underwriter and the Depositor.





                                       Yours truly,

                                       RESIDENTIAL ASSET FUNDING CORPORATION



                                       By: /s/ Shanker Merchant
                                           ----------------------
                                           Name: Shanker Merchant
                                           Title: Senior Vice President

Accepted as of the date hereof:


WHEAT FIRST SECURITIES, INC.
acting through FIRST UNION CAPITAL MARKETS, a division of Wheat First Securities, Inc.


By:  /s/  Peter Perna
     ------------------------
     Name: Peter Perna
     Title: Vice President


                   [Signature Page to Underwriting Agreement]